As filed with the Securities and Exchange Commission November 29, 2004

                                                               File Nos. 2-11346
                                                                       811-00537

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.    ---

Post-Effective Amendment No.   88                          (X)
                               ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   33                                         (X)
                ---

                         FRANKLIN CUSTODIAN FUNDS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (650) 312-2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b)
    [ ] on (date) pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [X] on February 1, 2005 pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


























FEBRUARY 1, 2005



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS  CLASS A, B, B1, C & R


Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin Utilities Fund
Franklin U.S. Government Securities Fund





FRANKLIN CUSTODIAN FUNDS, INC.















[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUNDS


[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin Utilities Fund

Franklin U.S. Government Securities Fund

Additional Management Information

Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class

Buying Shares

Investor Services

Selling Shares

Exchanging Shares

Account Policies

Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]


Back Cover


FRANKLIN DYNATECH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests substantially in equity securities of companies that emphasize scientific or technological development or that are in fast-growing industries. The Fund's manager searches for industry leaders and companies that it believes have a competitive advantage due, for example, to their state-of-the-art products or technologies. While companies that meet these criteria are often considered to be growth stocks, the manager will also invest in these companies when their stock price may be considered undervalued.


[Begin callout]
The Fund normally invests mainly in common stocks of companies that emphasize scientific or technological development or that are in fast-growing industries. [End callout]

The Fund has no limitation on the capitalization of the companies in which it may invest. The Fund may invest a significant portion of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities.

When choosing equity investments for this Fund, the manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). From time to time due to market appreciation, the Fund may develop a significant investment position in the securities of a single industry or company. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES

The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES

The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.


[Begin callout]
Investors should be aware of the special risks of seeking capital appreciation among technology and fast-growing industries, including investment in securities of a more speculative nature. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


26.13%  28.79%  14.62%  27.34% 37.19%  -12.24%  -13.11% -19.87  38.64%  X.XX%
  95      96      97      98     99       00       01     02      03     04
                                      YEAR


Best Quarter:                             Q4 '99     21.93%
-------------------------------------------------------------
Worst Quarter:                            Q4 '00     -14.78%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR   5 YEARS  10 YEARS
------------------------------------------------------------------
Franklin DynaTech Fund - Class A/2
------------------------------------------------------------------
Return Before Taxes                     %        %         %
------------------------------------------------------------------
Return After Taxes on Distributions     %        %         %
------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 %        %         %
------------------------------------------------------------------
S&P 500(R) Index/3                      %        %         %
------------------------------------------------------------------
Nasdaq 100 Index/4                      %        %         %
------------------------------------------------------------------
(indices reflect no deduction for
fees, expenses, or taxes)

                                               SINCE
                                               INCEPTION
                                      1 YEAR   (2/1/00)
---------------------------------------------------------
Franklin DynaTech Fund - Class B/2    %         %
---------------------------------------------------------
S&P 500(R) Index/3                    %         %
---------------------------------------------------------
Nasdaq 100 Index/4                    %         %
---------------------------------------------------------
                                                            SINCE
                                                        INCEPTION
                                      1 YEAR   5 YEARS  (9/16/96)
------------------------------------------------------------------
Franklin DynaTech Fund - Class C/2    %         %        %
------------------------------------------------------------------
S&P 500(R) Index/3                    %         %        %
------------------------------------------------------------------
Nasdaq 100 Index/4                    %         %        %
------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Nasdaq 100 Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. It includes reinvested dividends.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES            (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------
                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%/1       4.00%    1.00%
--------------------------------------------------------------------
  Load imposed on purchases          5.75%/1       None     None
--------------------------------------------------------------------
  Maximum deferred sales charge      None/2        4.00%/3  1.00%
(load)
--------------------------------------------------------------------
  Redemption fee on shares sold
within 5 New York Stock Exchange
trading days following their         2.00%        2.00%    2.00%
purchase date/4
--------------------------------------------------------------------

Please see "Choosing a Share Class" on page XX for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------
                                         CLASS A  CLASS B   CLASS C
--------------------------------------------------------------------
Management fees/5                         0.48%   0.48%     0.48%
--------------------------------------------------------------------
Distribution and service                  0.25%   1.00%     1.00%
(12b-1) fees
--------------------------------------------------------------------
Other expenses                            0.25%   0.25%     0.25%
--------------------------------------------------------------------
Total annual Fund operating expenses/5    0.98 %  1.73%     1.73%
--------------------------------------------------------------------
Management fee reduction/5               -0.01%  -0.01%    -0.01%
--------------------------------------------------------------------
Net annual Fund operating expenses/5      0.97%   1.72%     1.72%
--------------------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page XX) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------------
CLASS A                        $668/1    $866     $1,080    $1,696
----------------------------------------------------------------------
CLASS B                        $575      $842     $1,133    $1,831/2
----------------------------------------------------------------------
CLASS C/3                      $275      $542     $933      $2,030
----------------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------------
CLASS B                        $175      $542     $933      $1,831/2
----------------------------------------------------------------------
CLASS C/3                      $175      $542     $933      $2,030
----------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $372, $636, $1,024 and $2,110, respectively, if you sell your shares at the end of the period or $273, $636, $1,024 and $2,110, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.


The team responsible for the Fund's management is:

RUPERT H. JOHNSON, JR., DIRECTOR OF ADVISERS
Mr. Johnson has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1965. Mr. Johnson is primarily responsible for the Fund's investment management decisions.


MATT MOBERG, VICE PRESIDENT OF ADVISERS
Mr. Moberg has been a manager of the Fund since 2004. He joined Franklin Templeton Investments in 1998.


ROBERT DEAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Dean has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1995.


For the fiscal year ended September 30, 2004, management fees, before any reduction, were 0.48% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                       YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------
                               2004     2003    2002    2001    2000
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year              20.17    15.37   18.76   28.60   23.11
----------------------------------------------------------------------
  Net investment income
(loss)/1                       (.09)    (.06)     .03     .44     .56
----------------------------------------------------------------------
  Net realized and
unrealized
gains (losses)                  1.93     4.86  (3.11)  (9.70)    5.30
----------------------------------------------------------------------
Total from investment           1.84     4.80  (3.08)  (9.26)    5.86
operations
----------------------------------------------------------------------
  Distributions
  from net investment              -        -   (.29)   (.58)   (.37)
  income
----------------------------------------------------------------------
  Distributions from tax
  return of capital                -        -   (.02)    -       -
----------------------------------------------------------------------
  Distributions from net
  realized gains                   -        -    -       -       -
----------------------------------------------------------------------
Total distributions                -        -   (.31)   (.58)   (.37)
----------------------------------------------------------------------
Redemption fees                   -/2        -       -       -       -
----------------------------------------------------------------------
Net asset value, end of        22.01    20.17   15.37   18.76   28.60
year
----------------------------------------------------------------------
Total return (%)/3              9.12    31.23 (16.83) (32.86)   25.57
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                640,120  558,687  413,309  530,074  809,140
----------------------------------------------------------------------
Ratios to average net assets: (%)
----------------------------------------------------------------------
  Expenses                       .97     1.04    1.00     .95     .94
----------------------------------------------------------------------
  Net investment income        (.41)    (.40)     .13    1.93    1.98
----------------------------------------------------------------------
Portfolio turnover rate (%)    14.93    13.68    8.11    4.07    5.45
----------------------------------------------------------------------

CLASS B                                       YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------
                                2004    2003     2002     2001    2000/4
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year               19.79   15.20    18.57   28.45   28.05
----------------------------------------------------------------------
  Net investment income
(loss)/1                        (.25)   (.25)    (.12)     .25     .28
----------------------------------------------------------------------
  Net realized and
unrealized
gains (losses)                  1.89    4.84   (3.08)  (9.62)     .12
----------------------------------------------------------------------
Total from investment
operations                      1.64    4.59   (3.20)  (9.37)     .40
----------------------------------------------------------------------
  Distributions
  from net investment           -       -    (.16)   (.51)       -
income
----------------------------------------------------------------------
  Distributions from tax
return of capital               -       -    (.01)       -       -

----------------------------------------------------------------------
 Total distributions            -       -    (.17)   (.51)       -
----------------------------------------------------------------------
Redemption fees                 -/2      -      -         -       -
----------------------------------------------------------------------
Net asset value, end of
year                            21.43   19.79    15.20   18.57   28.45
----------------------------------------------------------------------
Total return (%)/3               8.29   30.20  (17.51) (33.37)    1.43
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                   18,824  10,406    5,066   5,473   4,749
----------------------------------------------------------------------
Ratios to average net assets: (%)
----------------------------------------------------------------------
  Expenses                      1.72    1.79     1.75    1.70   1.73/5
----------------------------------------------------------------------
  Net investment income        (1.16)  (1.15)    (.62)    1.13   1.45
(loss)
----------------------------------------------------------------------
Portfolio turnover rate (%)    14.93   13.68     8.11    4.07    5.45
----------------------------------------------------------------------

CLASS C                                        YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------
                                2004     2003    2002    2001    2000
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year              19.59    15.04   18.34   27.95   22.64
----------------------------------------------------------------------
  Net investment income
(loss)/1                        (.25)    (.25)   (.11)    .27     .34
----------------------------------------------------------------------
  Net realized and
unrealized
gains (losses)                  1.87     4.80  (3.05)  (9.50)    5.21
----------------------------------------------------------------------
Total from investment
operations                      1.62     4.55  (3.16)  (9.23)    5.55
----------------------------------------------------------------------
  Distributions
from net investment                -        -   (.13)   (.38)    (.24)
income
----------------------------------------------------------------------
  Distributions from tax
return of capital                  -        -   (.01)    -       -
----------------------------------------------------------------------
  Distributions from net
  realized gains                   -        -    -       -       -
----------------------------------------------------------------------
Total distributions                -        -   (.14)   (.38)   (.24)
----------------------------------------------------------------------
Redemptions fees                  -/2        -       -       -       -
----------------------------------------------------------------------
Net asset value, end of        21.21    19.59   15.04   18.34   27.95
year
----------------------------------------------------------------------
Total return (%)/3              8.27    30.25 (17.48) (33.36)   24.65
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                  75,642  66,952  51,809  77,204  126,313
----------------------------------------------------------------------
Ratios to average net assets: (%)
----------------------------------------------------------------------
  Expenses                      1.72     1.79    1.74    1.70    1.69
----------------------------------------------------------------------
  Net investment income       (1.16)   (1.15)   (.61)    1.19    1.23
(loss)
----------------------------------------------------------------------
Portfolio turnover rate (%)   14.93    13.68    8.11    4.07    5.45
----------------------------------------------------------------------
1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges, and is not annualized.
4. For the period February 1, 2000 (effective date) to September 30, 2000 for Class B.
5. Annualized.


FRANKLIN GROWTH FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company's strategic positioning in its industry.

[Begin callout]
The Fund normally invests substantially in the common stocks of companies that are leaders in their industries.
[End callout]

Although the Fund normally invests substantially in the equity securities of U.S.-based large and medium market capitalization companies, it may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion. The Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.


An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund's manager is a research driven, fundamental investor, generally pursuing a "buy-and-hold" growth strategy. The Fund has historically had low portfolio turnover, and its portfolio turnover is expected to be significantly lower than that of comparable actively managed equity funds. Because the Fund uses a "buy-and-hold" investment strategy the Fund's portfolio securities may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions of Fund shares or when market conditions warrant, the manager may sell these securities, generating a higher level of taxable gain for shareholders than would occur if the Fund had not used these strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). Due to market appreciation, the Fund's investment in an industry sector or the securities of a single company may come to represent a significant portion of the Fund's portfolio. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES

The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES

The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

 CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


38.40%  16.68%  18.60%  18.52%  12.19%  7.53%  -9.47%  -24.35%  28.03%   X.XX%
 95       96      97      98      99     00      01       02      03      04
                                      YEAR


Best Quarter:                             Q2 '03     17.70%
-----------------------------------------------------------
Worst Quarter:                            Q3 '02     -18.75%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
----------------------------------------------------------------------
                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Franklin Growth Fund - Class A/2
----------------------------------------------------------------------
Return Before Taxes                       %        %         %
----------------------------------------------------------------------
Return After Taxes on Distributions       %        %         %
----------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                       %        %         %
----------------------------------------------------------------------
S&P 500(R) Index/3                        %        %         %
----------------------------------------------------------------------
(index reflects no deduction for fees,
expenses, or taxes)

                                                          SINCE
                                   1 YEAR     INCEPTION(1/1/99)
---------------------------------------------------------------
Franklin Growth Fund - Class B/2   %          %
------------------------------------------------------------
S&P 500(R) Index/3                 %          %

                                                                SINCE
                                                            INCEPTION
                                          1 YEAR   5 YEARS  (5/1/95)
----------------------------------------------------------------------
Franklin Growth Fund - Class C/2           %       %         %
----------------------------------------------------------------------
S&P 500(R) Index/3                         %       %         %


                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Franklin Growth Fund - Class R/2,4        %        %        %
----------------------------------------------------------------------
S&P 500(R) Index/3                        %        %        %


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering     5.75%/1   4.00%    1.00%    1.00%
price
-------------------------------------------------------------------
  Load imposed on purchases     5.75%/1   None     None     None
-------------------------------------------------------------------
  Maximum deferred sales
charge (load)                   None/2    4.00%/3  1.00%    1.00%
-------------------------------------------------------------------
Redemption fee on shares sold
within 5 New York Stock
Exchange trading days
following their purchase date/4 2.00%    2.00%    2.00%    2.00%
-------------------------------------------------------------------

Please see "Choosing a Share Class" on page XX for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
                                 CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees                  0.46%    0.46%    0.46%    0.46%
-------------------------------------------------------------------
Distribution and service
(12b-1) fees                     0.25%    1.00%    1.00%    0.50%
-------------------------------------------------------------------
Other expenses                   0.27%    0.27%    0.27%    0.27%
-------------------------------------------------------------------
Total annual Fund operating
expenses                         0.98%    1.73%    1.73%    1.23%
-------------------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page XX) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------
CLASS A                      $669/1  $869     $1,086  $1,707
----------------------------------------------------------------
CLASS B                      $576    $845     $1,139  $1,842/2
----------------------------------------------------------------
CLASS C/3                    $276    $545     $939    $2,041
----------------------------------------------------------------
CLASS R                      $225    $390     $676    $1,489
----------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------
CLASS B                      $176    $545     $939    $1,842/2
----------------------------------------------------------------
CLASS C/3                    $176    $545     $939    $2,041
----------------------------------------------------------------
CLASS R                      $125    $390     $676    $1,489
----------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $373, $639, $1,029 and $2,121, respectively, if you sell your shares at the end of the period or $274, $639, $1,029 and $2,121, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Investment Advisory Services, Inc. (Investment
Advisory), One Franklin Parkway, San Mateo, CA 94403-1906, is the
Fund's investment manager. Together, Investment Advisory and its affiliates manage over $371 billion in assets.


The team responsible for the Fund's management is:

VIVIAN J. PALMIERI, VICE PRESIDENT OF INVESTMENT ADVISORY
Mr. Palmieri has been a manager of the Fund since 1965. He joined Franklin Templeton Investments in 1965.

CONRAD B. HERRMANN CFA, PORTFOLIO MANAGER OF INVESTMENT ADVISORY
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.


The Fund pays Investment Advisory a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.46% of its average monthly net assets to the manager for its services.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                        YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                           2004     2003     2002     2001    2000
-----------------------------------------------------------------------
PER SHARE DATA ($)
-----------------------------------------------------------------------
Net asset value,
beginning of year             26.87    22.02    27.81   36.91    33.21
-----------------------------------------------------------------------
  Net investment income/1       .06      .08      .07     .23      .45
-----------------------------------------------------------------------
  Net realized and
unrealized
  gains (losses)               3.68     4.81   (5.65)  (7.26)     3.96
-----------------------------------------------------------------------
Total from investment
operations                     3.74     4.89   (5.58)  (7.03)     4.41
-----------------------------------------------------------------------
  Distributions from net
  investment income           (.03)    (.04)    (.16)   (.40)    (.45)
-----------------------------------------------------------------------
  Distributions from net
  realized gains                  -        -    (.05)  (1.67)    (.26)
-----------------------------------------------------------------------
Total distributions           (.03)    (.04)    (.21)  (2.07)    (.71)
-----------------------------------------------------------------------
Redemptions fees                 -/2        -        -       -        -
-----------------------------------------------------------------------
Net asset value, end of       30.58    26.87    22.02   27.81    36.91
year
-----------------------------------------------------------------------
Total return (%)/3             13.92    22.27  (20.35) (20.12)    13.53
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)         1,531,871  1,433,742  1,249,745  1,657,387  2,149,928
-----------------------------------------------------------------------
Ratios to average net assets: (%)
-----------------------------------------------------------------------
  Expenses                      .98     1.06      .96     .91      .93
-----------------------------------------------------------------------
  Net investment income         .20      .31      .24     .69     1.27
-----------------------------------------------------------------------
Portfolio turnover rate (%)    1.56     5.12     2.16     .29     8.12
-----------------------------------------------------------------------

CLASS B                                       YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                             2004     2003     2002    2001     2000
-----------------------------------------------------------------------
PER SHARE DATA ($)
-----------------------------------------------------------------------
Net asset value,
beginning of year             26.32    21.70    27.46   36.54    33.03
-----------------------------------------------------------------------
  Net investment income/1      (.16)    (.11)    (.14)   (.03)     .16
-----------------------------------------------------------------------
  Net realized and
unrealized
  gains (losses)               3.61     4.73   (5.57)  (7.18)     3.96
-----------------------------------------------------------------------
Total from investment
operations                     3.45     4.62   (5.71)  (7.21)     4.12
-----------------------------------------------------------------------
  Distributions from net
  investment income               -        -        -   (.20)    (.35)
-----------------------------------------------------------------------
  Distributions from net
  realized gains                  -        -    (.05)  (1.67)    (.26)
-----------------------------------------------------------------------
Total distributions               -        -    (.05)  (1.87)    (.61)
-----------------------------------------------------------------------
Redemption fees                  -/2        -        -       -        -
-----------------------------------------------------------------------
Net asset value, end of
year                          29.77    26.32    21.70   27.46    36.54
-----------------------------------------------------------------------
Total return (%)/3            13.11    21.29  (20.90) (20.74)    12.68
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                 121,986  103,499   75,141  66,095   38,353
-----------------------------------------------------------------------
Ratios to average net assets: (%)
-----------------------------------------------------------------------
  Expenses                     1.73     1.81     1.71    1.66     1.68
-----------------------------------------------------------------------
  Net investment income
(loss)                         (.55)    (.44)    (.51)   (.10)      .45
-----------------------------------------------------------------------
Portfolio turnover rate (%)    1.56     5.12     2.16     .29     8.12
-----------------------------------------------------------------------


CLASS C                                         YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                             2004     2003     2002    2001     2000
-----------------------------------------------------------------------
PER SHARE DATA ($)
-----------------------------------------------------------------------
Net asset value,
beginning of year             26.09    21.51    27.24   36.19    32.58
-----------------------------------------------------------------------
  Net investment
income(loss)/1                 (.16)    (.11)    (.14)   (.02)      .18
-----------------------------------------------------------------------
  Net realized and
unrealized
gains (losses)                 3.58     4.69   (5.54)  (7.13)     3.91
-----------------------------------------------------------------------
Total from investment
operations                     3.42     4.58   (5.68)  (7.15)     4.09
-----------------------------------------------------------------------
  Distributions from net
  investment income               -        -        -   (.13)    (.22)
-----------------------------------------------------------------------
  Distributions from net
  realized gains                  -        -    (.05)  (1.67)    (.26)
-----------------------------------------------------------------------
Total distributions               -        -    (.05)  (1.80)    (.48)
-----------------------------------------------------------------------
Redemption fees                  -/2        -        -       -        -
-----------------------------------------------------------------------
Net asset value, end of       29.51    26.09    21.51   27.24    36.19
year
-----------------------------------------------------------------------
Total return (%)/3            13.11    21.29  (20.92) (20.72)    12.71
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of year
($ x 1,000)                 270,131  259,169  232,307 310,650  374,483
-----------------------------------------------------------------------
Ratios to average net assets: (%)
-----------------------------------------------------------------------
  Expenses                     1.73     1.82     1.70    1.66     1.68
-----------------------------------------------------------------------
  Net investment income
(loss)                         (.55)    (.45)    (.51)   (.06)      .52
-----------------------------------------------------------------------
Portfolio turnover rate (%)    1.56     5.12     2.16     .29     8.12

-----------------------------------------------------------------------


CLASS R                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------
                             2004     2003      2002/4
--------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------
Net asset value,
beginning of year             26.74     21.98     31.59
--------------------------------------------------------
  Net investment
income(loss)/1                 (.02)         -         -
--------------------------------------------------------
  Net realized and
unrealized
gains (losses)                 3.67      4.81    (9.61)
--------------------------------------------------------
Total from investment          3.67      4.81    (9.61)
operations
--------------------------------------------------------
  Distributions from net
  investment income               -      (.05)         -
--------------------------------------------------------
Redemption fees                 -/2         -         -
--------------------------------------------------------
Net asset value, end of       30.39     26.74     21.98
year
--------------------------------------------------------
Total return (%)/3            13.65     21.92   (30.42)
--------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------
Net assets, end of year
($ x 1,000)                  20,060    14,755     2,788
--------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------
  Expenses                     1.23      1.31     1.21/5
--------------------------------------------------------
  Net investment income        (.05)       .06      .02/5
--------------------------------------------------------
Portfolio turnover rate (%)    1.56      5.12      2.16
--------------------------------------------------------

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges and is not annualized.
4. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
5. Annualized.


FRANKLIN INCOME FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

[Begin callout]
The Fund normally invests in a diversified portfolio of bonds and stocks in the U.S. and abroad.
[End callout]

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.


The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

As of September 30, 2004, approximately 28.8% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the company;

o responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the company's changing financial condition and market recognition of the change; and

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Utility company securities are particularly sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall.

[Begin callout]
If a security's credit rating is downgraded or a company's financial condition deteriorates, the price of the security will fall and so too will the Fund's share price. If interest rates rise, the price of the Fund's debt securities will also fall. Because the value of the Fund's holdings fluctuates in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT

An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

VALUE INVESTING

A value stock or debt security may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]


 21.29%  10.45%  16.85%  0.95%  -0.74%  20.59%  0.65%  -1.06%  30.96%  X.XX%
   95      96      97     98      99      00     01      02      03     04
                                      YEAR


Best Quarter:                             Q2 '03     14.24%
-----------------------------------------------------------
Worst Quarter:                            Q2 '02     -5.98%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
-----------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------
Franklin Income Fund - Class A/2
-----------------------------------------------------------------
Return Before Taxes                 %        %         %
-----------------------------------------------------------------
Return After Taxes on Distributions %        %         %
-----------------------------------------------------------------
Return After Taxes on               %        %         %
-----------------------------------------------------------------
Distributions and Sale of Fund
Shares
S&P 500(R) Index/3                  %        %         %
-----------------------------------------------------------------
Lehman Bros. Gov't/Credit Index/4   %        %         %
-----------------------------------------------------------------
(indices reflect no deduction for
fees, expenses, or taxes)


                                             SINCE
                                    1 YEAR   INCEPTION(1/1/99)
--------------------------------------------------------------
Franklin Income Fund - Class B/2,5  %        %
--------------------------------------------------------------
S&P 500(R) Index/3                  %        %
--------------------------------------------------------------
Lehman Bros. Gov't/Credit Index/4   %        %

                                             SINCE
                                             INCEPTION
                                    1 YEAR   (11/01/01)
--------------------------------------------------------
Franklin Income Fund - Class B/1,2  %        %
--------------------------------------------------------
S&P 500(R) Index/3                  %        %
--------------------------------------------------------
Lehman Bros. Gov't/Credit Index/4   %        %

                                    1 YEAR   5 YEARS   SINCE
                                                       INCEPTION(5/1/95)
------------------------------------------------------------------------
Franklin Income Fund - Class C/2     %        %         %
------------------------------------------------------------------------
S&P 500(R) Index/3                   %        %         %
------------------------------------------------------------------------
Lehman Bros. Gov't/Credit Index/4    %        %         %


                                    1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------
Franklin Income Fund - Class R/2,6   %        %         %
-----------------------------------------------------------------
S&P 500(R) Index/3                   %        %         %
-----------------------------------------------------------------
Lehman Bros. Gov't/Credit Index/4    %        %         %


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. The Fund began offering shares in a new Class B on November 1, 2001. The new Class B performance shown reflects a restatement of the old Class B (now Class
B1) performance to include the Rule 12b-1 fee applicable to the new Class B as though it was in effect from the inception of old Class B (now Class B1) shares.
6. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------
                             CLASS A   CLASS B  CLASS B/1 CLASS C  CLASS R
----------------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering  4.25%/1    4.00%    4.00%    1.00%    1.00%
price
----------------------------------------------------------------------------
  Load imposed on purchases  4.25%/1    None     None     None     None
----------------------------------------------------------------------------
  Maximum deferred sales
  charge (load)              None/2     4.00%/3  4.00%/4  1.00%    1.00%
----------------------------------------------------------------------------
  Redemption fee on shares
sold within 5 New York
Stock Exchange trading days
following their purchase     2.00%      2.00%    2.00%    2.00%    2.00%
date/5
----------------------------------------------------------------------------

Please see "Choosing a Share Class" on page XX for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------
                             CLASS A CLASS B   CLASS B/1 CLASS C   CLASS R
---------------------------------------------------------------------------
Management fees              0.43%   0.43%     0.43%    0.43%     0.43%
---------------------------------------------------------------------------
Distribution and service
(12b-1) fees                 0.15%   1.00%     0.65%    0.65%     0.50%
---------------------------------------------------------------------------
Other expenses               0.10%   0.10%     0.10%    0.10%     0.10%
---------------------------------------------------------------------------
Total annual Fund operating
expenses                     0.68%   1.53%     1.18%    1.18%     1.03%
---------------------------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page XX) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------------
CLASS A                        $492/1    $633     $788      $1,236
----------------------------------------------------------------------
CLASS B                        $556      $783     $1,034    $1,594/2
----------------------------------------------------------------------
CLASS B/1                      $520      $675     $849      $1,293
----------------------------------------------------------------------
CLASS C/3                      $220      $375     $649      $1,432
----------------------------------------------------------------------
CLASS R                        $205      $328     $569      $1,259
----------------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------------
CLASS B                        $156      $483     $834      $1,594
----------------------------------------------------------------------
CLASS B/1                      $120      $375     $649      $1,293/2
----------------------------------------------------------------------
CLASS C/3                      $120      $375     $649      $1,432
----------------------------------------------------------------------
CLASS R                        $105      $328     $569      $1,259

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B and B1 shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $318, $471, $743 and $1,517, respectively, if you sell your shares at the end of the period or $219, $471, $743 and $1,517, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.

The Fund's portfolio managers are:

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON, CHAIRMAN OF THE BOARD OF ADVISERS
Mr. Johnson has been a manager of the Fund since 1957. He joined Franklin Templeton Investments in 1957.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.43% of its average monthly net assets to the manager for managing the Fund's assets.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                        YEAR ENDED
CLASS A                                                 SEPTEMBER 30,
----------------------------------------------------------------------
                          2004    2003     2002       2001     2000
----------------------------------------------------------------------
PER SHARE DATA ($)
----------------------------------------------------------------------
Net asset value,
beginning of year           2.25    1.90     2.16     2.35     2.23
----------------------------------------------------------------------
  Net investment             .12     .14      .14      .17      .18
income/1
----------------------------------------------------------------------
  Net realized and
unrealized
gains (losses)               .22     .38    (.21)    (.15)      .13
----------------------------------------------------------------------
Total from investment
operations                   .34     .52    (.07)      .02      .31
----------------------------------------------------------------------
  Distributions
from net investment
income                      (.16)   (.16)    (.17)    (.18)    (.18)
----------------------------------------------------------------------
  Distributions from
net realized gains          (.01)   (.01)    (.02)    (.03)    (.01)
----------------------------------------------------------------------
Total distributions         (.17)   (.17)    (.19)    (.21)    (.19)
----------------------------------------------------------------------
Redemption fees               -/2       -        -        -        -
----------------------------------------------------------------------
Net asset value, end
of year                     2.42    2.25     1.90     2.16     2.35
----------------------------------------------------------------------
Total return (%)/3         15.50   28.12    (4.18)      .58   14.68
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of
year                14,743,190  9,640,156  6,001,117  5,960,990  6,083,135
($ x 1,000)
----------------------------------------------------------------------
Ratios to average net assets: (%)
----------------------------------------------------------------------
  Expenses                   .68     .73      .72      .73      .76
----------------------------------------------------------------------
  Net investment income     5.11    6.63     6.67     7.54     8.01
----------------------------------------------------------------------
Portfolio turnover         31.90   48.36    51.16    28.13    24.41
rate (%)
----------------------------------------------------------------------

CLASS B                  YEAR ENDED SEPTEMBER 30,
--------------------------------------------------
                            2004    2003    2002/4
--------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------
Net asset value,
beginning of year           2.24    1.90     2.15
--------------------------------------------------
  Net investment income/1    .10     .12      .11
--------------------------------------------------
  Net realized and
unrealized
gains (losses)               .22     .37    (.21)
--------------------------------------------------
Total from investment
operations                   .32     .49    (.10)
--------------------------------------------------
  Distributions
from net investment
income                     (.14)   (.14)    (.13)
--------------------------------------------------
  Distributions from net
  realized losses          (.01)   (.01)    (.02)
--------------------------------------------------
Total distributions        (.15)   (.15)    (.15)
--------------------------------------------------
Redemption fees             -/2       -        -
--------------------------------------------------
Net asset value, end of
year                        2.41    2.24     1.90
--------------------------------------------------
Total return (%)/3          14.59   26.58   (5.63)
--------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of year
($ x 1,000)             3,486,880 2,083,785 558,580
--------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------
  Expenses                  1.53    1.58    1.57/5
--------------------------------------------------
  Net investment income     4.26    5.78    6.01/5
--------------------------------------------------
Portfolio turnover rate (%) 31.90   48.36    51.16


CLASS B/1                          YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                            2004    2003     2002     2001     2000
--------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------
Net asset value,
beginning of year           2.25    1.90     2.17     2.35     2.24
--------------------------------------------------------------------
  Net investment income/1    .11     .13      .13      .16      .17
--------------------------------------------------------------------
Net realized and
unrealized
gains (losses)               .21     .38    (.22)    (.14)      .12
--------------------------------------------------------------------
Total from investment
operations                   .32     .51    (.09)      .02      .29
--------------------------------------------------------------------
  Distributions
from net investment
income                      (.14)   (.15)    (.16)    (.17)    (.17)
 --------------------------------------------------------------------
  Distributions from net
  realized gains           (.01)   (.01)    (.02)    (.03)    (.01)
--------------------------------------------------------------------
Total distributions        (.15)   (.16)    (.18)    (.20)    (.18)
--------------------------------------------------------------------
Redemption fees               -/2       -        -        -        -
--------------------------------------------------------------------
Net asset value, end of     2.42    2.25     1.90     2.17     2.35
year
--------------------------------------------------------------------
Total return (%)/3         14.90   27.51   (4.66)      .10    14.09
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of year
($ x 1,000)              511,471  495,004  430,226  446,245  140,711
--------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------
  Expenses                  1.18    1.23     1.22     1.23     1.26
--------------------------------------------------------------------
  Net investment income     4.61    6.13     6.15     7.02     7.49
--------------------------------------------------------------------
Portfolio turnover rate (%) 31.90   48.36    51.16    28.13    24.41
--------------------------------------------------------------------

CLASS C                                     YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                            2004    2003     2002     2001     2000
--------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------
Net asset value,
beginning of year           2.26    1.91     2.17     2.36     2.24
--------------------------------------------------------------------
  Net investment
income/                      .11     .13      .13      .16      .17
--------------------------------------------------------------------
  Net realized and
unrealized
  gains (losses)             .21     .38    (.21)    (.15)      .13
--------------------------------------------------------------------
Total from investment
operations                   .32     .51    (.08)      .01      .30
--------------------------------------------------------------------
  Distributions
from net investment
income                      (.14)   (.15)    (.16)    (.17)    (.17)
--------------------------------------------------------------------
  Distributions from net
  realized gains            (.01)   (.01)    (.02)    (.03)    (.01)
--------------------------------------------------------------------
Total distributions         (.15)   (.16)    (.18)    (.20)    (.18)
--------------------------------------------------------------------
Redemption fees               -/2       -        -        -        -
--------------------------------------------------------------------
Net asset value, end of     2.43    2.26     1.91     2.17     2.36
year
--------------------------------------------------------------------
Total return (%)/3         14.85   27.37   (4.64)      .09    14.54
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of year
($ x 1,000)             6,616,891 3,764,372 1,545,377 1,080,315 872,662
--------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------
  Expenses                  1.18    1.24     1.21     1.23     1.26
--------------------------------------------------------------------
  Net investment income     4.61    6.12     6.21     7.04     7.51
--------------------------------------------------------------------
Portfolio turnover rate (%) 31.90   48.36    51.16    28.13    24.41

--------------------------------------------------------------------

CLASS R                  YEAR ENDED SEPTEMBER 30,
--------------------------------------------------
                            2004    2003    2002/6
--------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------
Net asset value,
beginning of year           2.23    1.89     2.18
--------------------------------------------------
  Net investment income/1    .11     .13      .10
--------------------------------------------------
  Net realized and
unrealized
gains (losses)               .22     .37    (.27)
--------------------------------------------------
Total from investment
operations                   .33     .50    (.17)
--------------------------------------------------
  Distributions
from net investment
income                     (.15)   (.15)    (.12)
--------------------------------------------------
  Distributions from net
  realized losses          (.01)   (.01)        -
--------------------------------------------------
Total distributions        (.16)   (.16)    (.12)
--------------------------------------------------
Redemption fees               -/2       -        -
--------------------------------------------------
Net asset value, end of     2.40    2.23     1.89
year
--------------------------------------------------
Total return (%)/3         15.25   27.31   (8.34)
--------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of year
($ x 1,000)               73,165  36,417    6,350
--------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------
  Expenses                  1.03    1.08    1.07/5
--------------------------------------------------
  Net investment income     4.76    6.28    6.77/5
--------------------------------------------------
Portfolio turnover rate (%) 31.90   48.36    51.16


1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges, and is not annualized for periods less than one year.
4. For the period November 1, 2001 (effective date) to September 30, 2002 for Class B.
5. Annualized.
6. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.


FRANKLIN UTILITIES FUND

GOALS AND STRATEGIES

GOALS

The Fund's investment goals are capital appreciation and current income.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry.


[Begin callout]
The Fund normally invests most of its assets in securities of public utilities companies.
[End callout]

The Fund invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest up to 25% of its assets in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. The Fund generally buys "investment grade" debt securities. However, the Fund may invest a portion of its assets in debt securities that are rated below investment grade, sometimes called "junk bonds."




TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

UTILITIES INDUSTRY


The Fund's performance is closely tied to conditions affecting the public utilities industry. These conditions may change rapidly. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, regulatory changes in certain states have led to greater competition in the industry and the emergence of the non-regulated providers as a significant part of the industry. These developments have reduced stability of cash flows in those states with non-regulated providers and have impacted the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.


In addition, the industry is subject to a variety of risks specific to this industry: utilities often find it difficult to obtain adequate returns on invested capital in spite of rate increases or because rate increases become increasingly difficult to obtain; they may face difficulty in financing large construction programs during inflationary and rising interest rate periods; utilities are subject to many restrictions on operations and increased costs due to environmental and safety regulations; utilities may face difficulties in obtaining fuel for electric generation at reasonable prices; utilities may face risks associated with the operation of nuclear power plants; utilities may face greater demands in providing reliable service with the increasing complexity of the power grid; utilities also may be subject to adverse effects of the results of energy conservation programs as well as other factors affecting the level of demand for services. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a utility company's access to new markets, thereby diminishing the company's long-term prospects.


[Begin callout]
Utility company securities are sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]


STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The values of equity securities of utilities companies may respond in a similar fashion to changes in interest rates.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.


FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


30.68%  2.03%  24.90%  7.57%   -15.00%  41.61%  -8.09%  -10.48%  19.30%  X.XX%
  95     96      97     98        99      00      01       02      03     04
                                      YEAR


Best Quarter:                             Q3 '00      26.73%
------------------------------------------------------------
Worst Quarter:                            Q3 '02     -11.94%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                     1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Utilities Fund - Class A/2
----------------------------------------------------------------
Return Before Taxes
----------------------------------------------------------------
Return After Taxes on Distributions
----------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares
----------------------------------------------------------------
S&P 500(R) Index/3
----------------------------------------------------------------
S&P 500(R) Utilities Index/4
----------------------------------------------------------------
(indices reflect no deduction for
fees, expenses, or taxes)

                                              SINCE
                                      1 YEAR  INCEPTION(1/1/99)
---------------------------------------------------------------
Franklin Utilities Fund - Class B/2
---------------------------------------------------------------
S&P 500(R) Index/3
---------------------------------------------------------------
S&P 500(R) Utilities Index/4

                                                        SINCE
                                                        INCEPTION
                                      1 YEAR  5 YEARS   (5/1/95)
----------------------------------------------------------------
Franklin Utilities Fund - Class C/2
----------------------------------------------------------------
S&P 500(R) Index/3
----------------------------------------------------------------
S&P 500(R) Utilities Index/4

                                     1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Utilities Fund - Class R/2,5
----------------------------------------------------------------
S&P 500(R) Index/3
----------------------------------------------------------------
S&P 500(R) Utilities Index/4


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4. Source: Standard & Poor's Micropal. S&P 500(R) Utilities Index is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500 Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------
                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering
price                          4.25%/1   4.00%    1.00%    1.00%
-------------------------------------------------------------------
  Load imposed on purchases    4.25%/1   None     None     None
-------------------------------------------------------------------
  Maximum deferred sales
charge (load)                  None/2    4.00%/3  1.00%    1.00%
-------------------------------------------------------------------
  Redemption fee on shares
sold within 5 New York Stock
Exchange trading days
following their purchase date/4 2.00%    2.00%    2.00%    2.00%
-------------------------------------------------------------------

Please see "Choosing a Share Class" on page XX for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees                0.47%    0.47%    0.47%    0.47%
-------------------------------------------------------------------
Distribution and service
(12b-1) fees                   0.15%    0.65%    0.65%    0.50%
-------------------------------------------------------------------
Other expenses                 0.18%    0.18%    0.18%    0.18%
 -------------------------------------------------------------------
Total annual Fund operating
expenses                       0.80%    1.30%    1.30%    1.15%
-------------------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page XX) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------
CLASS A                      $503/1  $670     $850    $1,373
----------------------------------------------------------------
CLASS B                      $532    $712     $913    $1,430/2
----------------------------------------------------------------
CLASS C/3                    $232    $412     $713    $1,568
----------------------------------------------------------------
CLASS R                      $217    $365     $633    $1,398
----------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------
CLASS B                      $132    $412     $713    $1,430/2
----------------------------------------------------------------
CLASS C/3                    $132    $412     $713    $1,568
----------------------------------------------------------------
CLASS R                      $117    $365     $633    $1,398

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $330, $508, $806 and $1,652, respectively, if you sell your shares at the end of the period or $231, $508, $806 and $1,652, respectively, if you do not sell your shares.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.

The team responsible for the Fund's management is:

JOHN KOHLI CFA, VICE PRESIDENT OF ADVISERS
Mr. Kohli has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

MATTHEW SMITH CFA, RESEARCH ANALYST OF ADVISERS
Mr. Smith has been a manager of the Fund since 2004. He joined Franklin Templeton Investments in 2002.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.47% of its average monthly net assets to the manager for its services.


FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                     YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                             2004     2003    2002    2001     2000
--------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------
Net asset value,
beginning of year            8.80     7.96   10.02   10.89     9.58
--------------------------------------------------------------------
  Net investment income/1     .43      .42     .46     .46      .43
--------------------------------------------------------------------
  Net realized and
unrealized
  gains (losses)             1.33      .85  (1.60)   (.86)     1.69
--------------------------------------------------------------------
Total from investment
operations                   1.76     1.27  (1.14)   (.40)     2.12
--------------------------------------------------------------------
  Distributions from net
  investment income         (.40)    (.43)   (.45)   (.45)    (.45)
--------------------------------------------------------------------
  Distributions from net
  realized gains                -        -   (.47)   (.02)    (.36)
--------------------------------------------------------------------
Total distributions         (.40)    (.43)   (.92)   (.47)    (.81)
--------------------------------------------------------------------
Redemption fees                -/2        -       -       -        -
--------------------------------------------------------------------
Net asset value, end of
year                        10.16     8.80    7.96   10.02    10.89
--------------------------------------------------------------------
Total return (%)/3          20.40    16.38  (12.49)  (4.03)    24.27
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of year
($ x 1,000)            1,450,832 1,259,886 1,090,216 1,349,027 1,574,897
--------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------
  Expenses                    .80      .83     .80     .79      .83
--------------------------------------------------------------------
  Net investment income      4.49     5.00    4.87    4.26     4.74
--------------------------------------------------------------------
Portfolio turnover rate (%) 16.13    25.81   30.60   34.03    19.86
--------------------------------------------------------------------

CLASS B                                     YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                             2004     2003    2002    2001     2000
--------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------
Net asset value,
beginning of year            8.80     7.97   10.02   10.90     9.59
--------------------------------------------------------------------
  Net investment income/1     .38      .37     .41     .41      .38
--------------------------------------------------------------------
  Net realized and
unrealized                   1.33      .85  (1.58)   (.87)     1.70
  gains (losses)
--------------------------------------------------------------------
Total from investment        1.71     1.22  (1.17)   (.46)     2.08
operations
--------------------------------------------------------------------
  Distributions
  from net investment       (.36)    (.39)   (.41)   (.40)    (.41)
income
--------------------------------------------------------------------
  Distributions from net
  realized gains                -        -   (.47)   (.02)    (.36)
--------------------------------------------------------------------
Total distributions         (.36)    (.39)   (.88)   (.42)    (.77)
--------------------------------------------------------------------
Redemption fees                -/2        -       -       -        -
--------------------------------------------------------------------
Net asset value, end of
year                        10.15     8.80    7.97   10.02    10.90
--------------------------------------------------------------------
Total return (%)/3          19.71    15.88 (12.88)  (4.58)    23.79
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of year
($ x 1,000)               127,105   95,321  32,802  15,212    8,819
--------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------
  Expenses                   1.30     1.34    1.31    1.30     1.34
--------------------------------------------------------------------
  Net investment income      3.99     4.49    4.44    3.74     4.11
--------------------------------------------------------------------
Portfolio turnover rate (%) 16.13    25.81   30.60   34.03    19.86
--------------------------------------------------------------------


CLASS C                                     YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                             2004     2003    2002    2001     2000
--------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------
Net asset value,
beginning of year            8.78     7.95   10.01   10.88     9.57
--------------------------------------------------------------------
  Net investment income/1     .38      .36     .41     .41      .38
--------------------------------------------------------------------
  Net realized and
unrealized                   1.33      .86  (1.59)   (.87)     1.69
  gains (losses)
--------------------------------------------------------------------
Total from investment        1.71     1.22  (1.18)   (.46)     2.07
operations
--------------------------------------------------------------------
  Distributions
  from net investment       (.36)    (.39)   (.41)   (.39)    (.40)
income
--------------------------------------------------------------------
  Distributions from net
  realized gains                -        -   (.47)   (.02)    (.36)
--------------------------------------------------------------------
Total distributions         (.36)    (.39)   (.88)   (.41)    (.76)
--------------------------------------------------------------------
Redemption fees                -/2        -       -       -        -
 --------------------------------------------------------------------
Net asset value, end of    10.13     8.78    7.95   10.01    10.88
year
--------------------------------------------------------------------
Total return (%)/3           19.76    15.77 (12.90)  (4.50)    23.65
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net assets, end of year
($ x 1,000)               283,747  222,030  67,428  44,985   37,837
--------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------
  Expenses                   1.30     1.34    1.29    1.30     1.34
--------------------------------------------------------------------
  Net investment income      3.99     4.49    4.43    3.76     4.22
--------------------------------------------------------------------
Portfolio turnover rate (%) 16.13    25.81   30.60   34.03    19.86
--------------------------------------------------------------------


CLASS R                        YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------
                               2004      2003     2002/4
--------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------
Net asset value,
beginning of year              8.79      7.96      9.81
--------------------------------------------------------
Income from investment
operations:
--------------------------------------------------------
  Net investment income/1       .39       .37       .32
--------------------------------------------------------
  Net realized and
unrealized                     1.34       .86    (1.85)
  gains (losses)
--------------------------------------------------------
Total from investment          1.73      1.23    (1.53)
operations
--------------------------------------------------------
Less distributions from
net investment income         (.37)     (.40)     (.32)
--------------------------------------------------------
Redemption fees                  -/2         -         -
--------------------------------------------------------
Net asset value, end of       10.15      8.79      7.96
year
--------------------------------------------------------
Total return (%)/3            20.02     15.96   (16.01)
--------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------
Net assets, end of year
($ x 1,000)                   1,590     1,142       142
--------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------
  Expenses                     1.15      1.19     1.16/5
--------------------------------------------------------
  Net investment income        4.14      4.64     4.82/5
--------------------------------------------------------
Portfolio turnover rate (%)   16.13     25.81     30.60
--------------------------------------------------------

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return does not include sales charges, and is not annualized.
4. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
5. Annualized.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. The Government National Mortgage Association packages or "pools" individual loans together for sale to investors such as the Fund. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

[Begin callout]
The Fund invests substantially all of its assets in Ginnie Maes.
[End callout]

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes. The Fund's short-term investments include short-term government securities and cash. The Fund may also invest in repurchase agreements collateralized by U.S. government securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

GINNIE MAES

Ginnie Maes differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, Ginnie Maes may be less effective than some other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than some other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes, making them more susceptible than some other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates, which may reduce the Fund's income and yield. This means you could lose money over short or even extended periods. [End callout]

INTEREST RATE

When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for Ginnie Maes since homeowners may refinance their mortgages when interest rates fall, thus limiting the potential of the Ginnie Maes to appreciate in value. In general, securities with longer maturities are more sensitive to these interest rate changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]


16.73%   4.60%   9.46%   6.61%   0.82%   10.56%   7.67%   8.58%   1.78%   X.XX%
  95      96      97      98      99       00      01      02      03      04
                                      YEAR



Best Quarter:                             Q2 '95      5.37%
-----------------------------------------------------------
Worst Quarter:                            Q1 '94     -2.84%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
-------------------------------------------------------------------
                                           1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------
Franklin U.S. Government
Securities Fund - Class A/2
-------------------------------------------------------------------
Return Before Taxes
-------------------------------------------------------------------
Return After Taxes
on Distributions
-------------------------------------------------------------------
 Return After Taxes
on Distributions
and Sale of
Fund Shares
-------------------------------------------------------------------
Lehman Brothers
Intermediate U.S.
Government Bond
Index/3
-------------------------------------------------------------------
(index reflects no deduction for
fees, expenses, or taxes)

                                             SINCE
                                   1 YEAR   INCEPTION(1/1/99)
------------------------------------------------------------
Franklin U.S. Government
Securities Fund
- Class B/2
------------------------------------------------------------
Lehman Brothers Intermediate U.S.
Government Bond Index/3


                                                           SINCE
                            1 YEAR  5 YEARS    INCEPTION(5/1/95)
-------------------------------------------------------------------
Franklin U.S.
Government Securities
Fund - Class C/2
-------------------------------------------------------------------
Lehman Brothers
Intermediate U.S.
Government Bond Index/3


                                           1 YEAR 5      10 YEARS
-------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Class R/2,4
-------------------------------------------------------------------
Lehman Brothers Intermediate U.S.
Government Bond Index/3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------
                                  CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering       4.25%/1   4.00%    1.00%    1.00%
price
-------------------------------------------------------------------
  Load imposed on purchases      4.25%/1   None     None     None
-------------------------------------------------------------------
  Maximum deferred sales
charge (load)                    None/2    4.00%/3   1.00%    1.00%
-------------------------------------------------------------------
  Redemption fee on shares
sold within 5 New York Stock
Exchange trading days
following their purchase date/4  2.00%    2.00%    2.00%    2.00%
-------------------------------------------------------------------
Please see "Choosing a Share Class" on page XX for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES    (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------
                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees/5              0.45%    0.45%    0.45%    0.45%
-------------------------------------------------------------------
Distribution and service
(12b-1) fees                   0.12%    0.65%    0.65%    0.50%
-------------------------------------------------------------------
Other expenses                 0.14%    0.14%    0.14%    0.14%
-------------------------------------------------------------------
Total annual Fund operating
expenses/5                     0.71%    1.24%    1.24%    1.09%
-------------------------------------------------------------------
Management fee reduction/5    -0.01    -0.01    -0.01    -0.01
-------------------------------------------------------------------
Net annual Fund operating
expenses/5                     0.70%    1.23%    1.23%    1.08%
-------------------------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page XX) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
----------------------------------------------------------------
CLASS A                      $493/1  $639     $798    $1,259
----------------------------------------------------------------
CLASS B                      $525    $690     $876    $1,342/2
----------------------------------------------------------------
CLASS C/3                    $226    $391     $677    $1,489
----------------------------------------------------------------
CLASS R                      $210    $343     $595    $1,317
----------------------------------------------------------------
If you do not sell your shares:
----------------------------------------------------------------
CLASS B                      $125    $390     $676    $1,342/2
----------------------------------------------------------------
CLASS C/3                    $126    $391     $677    $1,489
----------------------------------------------------------------
CLASS R                      $110    $343     $595    $1,317
----------------------------------------------------------------
1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs are based on a rate that includes the initial sales charge of 1.00% imposed on purchases prior to January 1, 2004. These costs were $323, $486, $769 and $1,574, respectively, if you sell your shares at the end of the period or $224, $486, $769 and $1,574, respectively, if you do not sell your shares.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.


The team responsible for the Fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the Fund since 1984 and has more than 30 years' experience in the securities industry.




ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1991.


For the fiscal year ended September 30, 2004, management fees, before any reduction, were 0.45% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.44% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------
                           2004      2003     2002/1       2001      2000
--------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------
Net asset value,
beginning of year            6.81       6.99     6.93      6.63      6.62
--------------------------------------------------------------------------
  Net investment income/1     .27        .28      .38      .41/2      .43
--------------------------------------------------------------------------
  Net realized and
unrealized                   (.04)      (.10)      .09      .33/2       .01
  gains (losses)
--------------------------------------------------------------------------
Total from investment
operations                    .23        .18      .47       .74       .44
--------------------------------------------------------------------------
  Distributions from net
  investment income          (.36)      (.36)    (.41)     (.44)     (.43)
--------------------------------------------------------------------------
Redemptions fees               -/3          -        -         -         -
--------------------------------------------------------------------------
Net asset value, end of      6.68       6.81     6.99      6.93      6.63
year
--------------------------------------------------------------------------
Total return (%)/4           3.46       2.66     7.06     11.52      6.90
--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of year
($ x 1,000)              6,420,381  7,286,317  7,726,914 7,197,334  6,852,374
--------------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------------
  Expenses                    .70        .70      .69       .68       .70
--------------------------------------------------------------------------
  Net investment income      4.09       4.11     5.48     6.12/2     6.62
--------------------------------------------------------------------------
Portfolio turnover rate (%) 41.45      66.96    44.62     19.18      3.98
--------------------------------------------------------------------------

CLASS B                                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------
                             2004       2003     2002/1    2001      2000
--------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------
Net asset value,
beginning of year            6.80       6.98     6.93      6.63      6.62
--------------------------------------------------------------------------
  Net investment              .24        .25      .34      .37/2      .39
income/1
--------------------------------------------------------------------------
  Net realized and
unrealized                  (.05)      (.10)      .09      .332       .01
  gains (losses)
--------------------------------------------------------------------------
Total from investment
operations                   .19        .15      .43       .70       .40
--------------------------------------------------------------------------
  Distributions from
net                         (.32)      (.33)    (.38)     (.40)     (.39)
--------------------------------------------------------------------------
  Investment income
Redemption fees               -/3          -        -         -         -
--------------------------------------------------------------------------
Net asset value, end         6.67       6.80     6.98      6.93      6.63
of year
--------------------------------------------------------------------------
Total return (%)/4           2.92       2.13     6.37     10.94      6.35
--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of
year                      568,276    678,814  559,966   225,517    80,167
($ x 1,000)
--------------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------------
  Expenses                   1.23       1.23     1.22      1.22      1.25
--------------------------------------------------------------------------
  Net investment             3.56       3.58     4.95     5.512      6.07
income
--------------------------------------------------------------------------
Portfolio turnover          41.45      66.96    44.62     19.18      3.98
rate (%)
--------------------------------------------------------------------------


CLASS C                                        YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------
                             2004       2003     2002/1    2001      2000
--------------------------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------------------------
Net asset value,
beginning of year            6.78       6.97     6.91      6.61      6.60
--------------------------------------------------------------------------
  Net investment              .24        .25      .34      .37/2      .39
income/1
--------------------------------------------------------------------------
  Net realized and
unrealized                  (.05)      (.11)      .10      .33/2      .01
  gains (losses)
--------------------------------------------------------------------------
Total from investment
operations                    .19        .14      .44       .70       .40
--------------------------------------------------------------------------
  Distributions from
net                          (.32)      (.33)    (.38)     (.40)     (.39)
  investment income
--------------------------------------------------------------------------
Redemption fees                -/3          -        -         -         -
--------------------------------------------------------------------------
Net asset value, end         6.65       6.78     6.97      6.91      6.61
of year
--------------------------------------------------------------------------
Total return (%)/4           2.91       2.00     6.53     10.96      6.36
--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of
year                      597,451    814,635  803,049   422,114   264,413
($ x 1,000)
--------------------------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------------------------
  Expenses                   1.23       1.23     1.21      1.22      1.25
--------------------------------------------------------------------------
  Net investment             3.56       3.58     4.96     5.552      6.08
income
--------------------------------------------------------------------------
Portfolio turnover          41.45      66.96    44.62     19.18      3.98
rate (%)
--------------------------------------------------------------------------

CLASS R                          YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------
                          2004       2003      2002/5
--------------------------------------------------------
PER SHARE DATA ($)
--------------------------------------------------------
Net asset value,
beginning of year         6.81       6.99       6.81
--------------------------------------------------------
Income from investment operations:
--------------------------------------------------------
  Net investment           .25        .25        .25
income/3
--------------------------------------------------------
  Net realized and
unrealized gains          (.05)      (.09)        .22
--------------------------------------------------------
Total from investment
operations                 .20        .16        .47
 --------------------------------------------------------
Less distributions
from net investment       (.33)      (.34)      (.29)
income
--------------------------------------------------------
Redemption fees            -/3          -          -
 --------------------------------------------------------
Net asset value, end      6.68       6.81       6.99
of year
--------------------------------------------------------
Total return (%)/4        3.08       2.29       7.03
--------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------
Net assets, end of
year                       59,431     54,042     14,042
($ x 1,000)
--------------------------------------------------------
Ratios to average net assets: (%)
--------------------------------------------------------
  Expenses                   1.08       1.08      1.07/6
--------------------------------------------------------
  Net investment             3.71       3.73      5.10/6
income
--------------------------------------------------------
Portfolio turnover          41.45      66.96      44.62
rate (%)
--------------------------------------------------------


1. Based on average daily shares outstanding.
2. The November 2000 revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Net investment income per share .....................................   $(.008)
Net realized and unrealized gains per share .........................     .008
Ratio of net investment income to average net assets ................    (.11)%

3. Amount is less than $0.001 per share.
4. Total return does not include sales charges, and is not annualized.
5. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
6. Annualized.

ADDITIONAL MANAGEMENT INFORMATION

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the Order). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Advisers and Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that the California Attorney General may bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to declare and pay an income dividend from its respective net investment income, as follows:

o     The Income and U.S. Government Securities Funds: monthly

o     The Utilities Fund: quarterly, and

o     The DynaTech and Growth Funds: at least annually.


Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. (See the discussion below for NON-U.S. INVESTORS.) Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on November 30th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.


DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on October 1, 2005 and ending on September 30, 2008.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on DISTRIBUTIONS AND TAXES in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800-DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.





YOUR ACCOUNT

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class B or B1, Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Unless a prospective investor is eligible to purchase Advisor Class shares, all purchases by a prospective investor to a Fund account that does not have an appointed investment representative (financial advisor) will be invested in Class A shares at the applicable offering price. Investors who have not appointed an investment representative (financial advisor) to existing Class B or B1, Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class B or B1, Class C or Class R shares. Additional purchases by these existing investors will be invested in Class A shares at the applicable offering price. Dividend and capital gain distributions may continue to be reinvested in existing Class B or B1, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


The existing Class B of the Income Series is renamed Class B1 and is closed to new investors. If you were a shareholder of record on October 31, 2001, you may continue to add to your account subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distribution program. The Fund reserves the right to modify this policy at any time.

CLASS A            CLASS B & B1   CLASS C        CLASS R
--------------------------------------------------------------------
o  Initial sales   o  No          o  No          o  No initial
   charge of          initial        initial        sales charge
   5.75%              sales          sales
   (DynaTech and      charge         charge
   Growth Funds),
   4.25% (Income,
   Utilities and
   U.S.
   Government
   Securities
   Funds) or less

o  Deferred sales                                o  Except for
   charge of 1%    o  Deferred    o  Deferred       certain
   on purchases       sales          sales          Employer
   of $1 million      charge of      charge of      Sponsored
   or more sold       4% on          1% on          Retirement
   within 18          shares you     shares you     Plans,
   months             sell           sell           deferred sales
                      within the     within 12      charge of 1%
                      first          months         on shares you
                      year,                         sell within 18
                      declining                     months
                      to 1%                         (charged at
                      within six                    plan level
                      years and                     based on
                      eliminated                    initial
                      after that                    investment)

o  Lower annual       o  Higher   o  Higher      o  Higher
   expenses than         annual      annual         annual
   Class B, B1, C        expenses    expenses       expenses than
   or R due to           than        than Class     Class A due to
   lower                 Class A     A due to       higher
   distribution          due to      higher         distribution
   fees                  higher      distribution   fees (lower
                         distributionfees. No       than Class B
                         fees.       conversion     and Class
                         Automatic   to Class A     C).No
                         conversion  shares, so     conversion to
                         to          annual         Class A
                         Class A     expenses       shares, so
                         shares      do not         annual
                         after       decrease.      expenses do
                         eight                      not decrease.
                         years,
                         reducing
                         future
                         annual
                         expenses.


SALES CHARGES - CLASS A - DYNATECH AND GROWTH FUNDS
--------------------------------------------------------------------
                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
--------------------------------------------------------------------
$50,000 but under $100,000          4.50               4.71
--------------------------------------------------------------------
$100,000 but under $250,000         3.50               3.63
--------------------------------------------------------------------
$250,000 but under $500,000         2.50               2.56
--------------------------------------------------------------------
$500,000 but under $1               2.00               2.04
million
--------------------------------------------------------------------

SALES CHARGES - CLASS A - INCOME, UTILITIES AND U.S. GOVERNMENT
SECURITIES FUNDS
--------------------------------------------------------------------
                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
--------------------------------------------------------------------
$100,000 but under $250,000         3.50               3.63
--------------------------------------------------------------------
$250,000 but under $500,000         2.50               2.56
--------------------------------------------------------------------
$500,000 but under $1               2.00               2.04
million
--------------------------------------------------------------------

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.


SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This Quantity Discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually or jointly with another;
o Your spouse or domestic partner, as recognized by applicable state law;
o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;
o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm;
o Any entity over which you have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you are the custodian, a trust on which you are the trustee, a business account not to include retirement plans for your solely owned business on which you are the authorized signer); AND

(ii) Held directly in Franklin Templeton fund accounts, and/or indirectly in brokerage accounts, with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account] or an investment advisor);and
o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan);
o  Shares held in a 529 college savings plan; and
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

FRANKLIN TEMPLETON FUND ASSETS HELD IN MULTIPLE EMPLOYER SPONSORED RETIREMENT PLANS MAY BE COMBINED IN ORDER TO QUALIFY FOR SALES CHARGE BREAKPOINTS AT THE PLAN LEVEL IF THE PLANS ARE SPONSORED BY THE SAME EMPLOYER.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page XX).

DISTRIBUTION AND SERVICE (12B-1) FEES


Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows DynaTech and Growth Funds to pay distribution fees of up to 0.25% per year and Income, Utilities and U.S. Government Securities Funds to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B & B1

IF YOU SELL YOUR SHARES         THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER    FROM YOUR PROCEEDS
BUYING THEM                     AS A CDSC
------------------------------------------------------
1 YEAR                          4
2 YEARS                         4
3 YEARS                         3
4 YEARS                         3
5 YEARS                         2
6 YEARS                         1
7 YEARS                         0


With Class B and B1 shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page
XX). After eight years, your Class B and B1 shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT

The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.

RETIREMENT PLANS

Class B and B1 shares are not available to Employer Sponsored Retirement Plans.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Dynatech Fund, Growth Fund and Income Fund to pay distribution and other fees of up to 1% per year and Utilities Fund and U.S. Government Securities Fund to pay distribution and other fees up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Class B1 has a distribution plan that allows Income Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B1 shares and for services provided to shareholders. Because these fees are paid out of Class B and Class B1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page XX).

DISTRIBUTION AND SERVICE (12B-1) FEES


Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows DynaTech and Growth Funds to pay distribution and other fees of up to 1% per year and Income, Utilities and U.S. Government Securities Funds to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code


o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO or with direct rollover proceeds from a DCS Plan.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT

The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC


Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page XX).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Funds to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, B1, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page XX for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were registered to you directly by the Fund's transfer agent or by a bank affiliate of the Fund's transfer agent you may reinvest all or a portion of the proceeds from that sale in Fund shares registered to you, or to you jointly with another, within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a financial intermediary such as a broker-dealer, an investment advisor, or a bank, an insurance company separate account, a sponsor of a 529 college savings plan, or an administrator or trustee/custodian of an Employer Sponsored Retirement Plan, an employer sponsored IRA or a regular IRA.

In order to take advantage of this Reinstatement Privilege, you must inform the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds from the sale of Class B shares, Class C shares or Class R shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



BUYING SHARES

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                               INITIAL
------------------------------------------------------------------
Regular accounts                               $1,000
------------------------------------------------------------------
Automatic investment plans                     $50
------------------------------------------------------------------
UGMA/UTMA accounts                             $100
------------------------------------------------------------------
Employer Sponsored Retirement Plans            no minimum
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell Education       $250
Savings Plans or Roth IRAs
------------------------------------------------------------------
Broker-dealer sponsored wrap account programs  $250
------------------------------------------------------------------
Current and former full-time employees,        $100
officers, trustees and directors of Franklin
Templeton entities, and their family members
------------------------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page XX). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


The existing Class B of the Income Series is renamed Class B1 and is closed to new investors. If you were a shareholder of record on October 31, 2001, you may continue to add to your account subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distribution program. The Fund reserves the right to modify this policy at any time.



BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR            Contact your            Contact your investment
INVESTMENT              investment              representative
REPRESENTATIVE          representative
----------------------------------------------------------------------
                        If you have another     Before requesting a
BY PHONE/ONLINE         Franklin Templeton      telephone or online
                        fund account with your  purchase into an
(Up to $100,000 per     bank account            existing account,
shareholder per day)    information on file,    please make sure we
                        you may open a new      have your bank account
1-800/632-2301          account by phone. At    information on file. If
                        this time, a new        we do not have this
franklintempleton.com   account may not be      information, you will
                        opened online.          need to send written
NOTE: (1) CERTAIN                               instructions with your
ACCOUNT TYPES ARE       To make a same day      bank's name and address
NOT AVAILABLE FOR       investment, your phone  and a voided check or
ONLINE ACCOUNT          order must be received  savings account deposit
ACCESS AND (2) THE      and accepted by us by   slip. If the bank and
AMOUNT MAY BE           1:00 p.m. Pacific time  Fund accounts do not
HIGHER FOR MEMBERS      or the close of the     have at least one
OF THE VALUED           New York Stock          common owner, your
INVESTOR PROGRAM.       Exchange, whichever is  written request must be
PLEASE SEE PAGE         earlier.                signed by ALL fund AND
[XX] FOR MORE                                   bank account owners,
INFORMATION                                     and each individual
REGARDING                                       must have his or her
ELIGIBILITY.                                    signature guaranteed.

                                                To make a same day
                                                investment, your
                                                phone or online order
                                                must be received and
                                                accepted by us by 1:00
                                                p.m. Pacific time or the
                                                close of the New York
                                                Stock Exchange,
                                                whichever is earlier.
----------------------------------------------------------------------
                        Make your check         Make your check payable
BY MAIL                 payable to the Fund.    to the Fund. Include
                                                your account number on
                        Mail the check and      the check.
                        your signed
                        application to          Fill out the deposit
                        Investor Services.      slip from your account
                                                statement. If you do not
                                                have a slip, include
                                                a note with your name,
                                                the Fund name, and your
                                                account number.

                                                Mail the check and
                                                deposit slip or
                                                note to Investor
                                                Services.
----------------------------------------------------------------------
                        Call  to receive a      Call to receive a wire
                        wire control number     control number and wire
BY WIRE                 and wire                instructions.
                        instructions.
1-800/632-2301                                  To make a same day wire
(or 1-650/312-2000      Wire the funds and      investment, the wired
collect)                mail your signed        funds must be received
                        application to          and accepted by us by
                        Investor Services.      1:00 p.m. Pacific time
                        Please include the      or the close of the New
                        wire control number or  York Stock Exchange,
                        your new account        whichever is earlier.
                        number on the
                        application.

                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
----------------------------------------------------------------------
                        Call Shareholder        Call Shareholder
BY EXCHANGE             Services at             Services at
                        1-800/632-2301, or      1-800/632-2301, or send
franklintempleton.com   send signed written     signed written
                        instructions.   You     instructions. You also
                        also may place an       may place an online
                        online exchange order.  exchange order.
                        The automated
                        telephone system        (Please see page XX for
                        cannot be used to open  information on
                        a new account.          exchanges.)

                        ~(Please see page XX
                        for information on
                        exchanges.)
----------------------------------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES,
                                P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page XX) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services            1-800/632-2301
Advisor Services                1-800/524-4040
Retirement Services             1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.




SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page XX for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
THROUGH YOUR            Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                        Send written instructions and endorsed
                        share certificates (if you hold share
BY MAIL                 certificates) to Investor Services.
                        Corporate, partnership or trust
                        accounts may need to send additional
                        documents.

                        Specify the Fund, the account number
                        and the dollar value
                        or number of shares you wish to sell.
                        If you own both Class A, B and B1 shares, also specify the class of shares, otherwise we will sell your Class A shares first.
                        Be sure to include all necessary
                        signatures and any additional documents, as well as signature guarantees if required.

                        A check will be mailed to the name(s)
                        and address on the account, or otherwise
                        according to your written instructions.
---------------------------------------------------------------
                        As long as your transaction is for
                        $100,000 or less, you do not hold share
BY PHONE/ONLINE         certificates and you have not changed
                        your address by phone or online within
1-800/632-2301          the last 15 days, you can sell your
                        shares by phone or online. The amount
franklintempleton.com   may be higher for members of the Valued
                        Investor Program.  Please see page XX
                        for more information regarding
                        eligibility.

                        A check will be mailed to the name(s)
                        and address on the account. Written
                        instructions, with a signature guarantee,
                        are required to send the check to
                        another address or to
                        make it payable to another person.
---------------------------------------------------------------
                        You can call, write, or visit us online
                        to have redemption proceeds sent to a
BY ELECTRONIC FUNDS     bank account. See the policies at left
TRANSFER (ACH)          for selling shares by mail, phone, or
                        online.

                        Before requesting to have redemption
                        proceeds sent to a bank account, please
                        make sure we have your bank account
                        information on file. If we do not have
                        this information, you will need to send
                        written instructions with your
                        bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                        If we receive your request in proper
                        form by 1:00 p.m. Pacific time, proceeds
                        sent by ACH generally will be
                        available within two to three business days.
---------------------------------------------------------------
                        Obtain a current prospectus for the
                        fund you are considering.  Prospectuses
BY EXCHANGE             are available online at
                        franklintempleton.com.

                        Call Shareholder Services at the
                        number below or send signed written
                        instructions. You also may place an
                        exchange order online. See the policies
                        at left for selling shares by mail,
                        phone, or online.

                        If you hold share certificates, you
                        will need to return them to the Fund
                        before your exchange can be processed.
---------------------------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B or B1 shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A of DynaTech Fund without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares of DynaTech Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of each Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of each Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     assessing a redemption fee for short-term trading
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Funds' Market Timing Trading Policy are not necessarily deemed accepted by a Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MORTGAGE PASS-THROUGH SECURITIES

The Income and U.S. Government Securities Funds invest in mortgage pass-through securities. Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac) generally trade in the over-the-counter market rather than on a securities exchange. Each Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT
U.S. GOVERNMENT SECURITIES FUND)

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS (ALL FUNDS, EXCEPT U.S. GOVERNMENT
SECURITIES FUND)

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT
VALUE (ALL FUNDS, EXCEPT U.S. GOVERNMENT SECURITIES FUND)

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as: repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the US dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page XX).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.




ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder Servicing and Transfer Agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

DYNATECH AND GROWTH FUNDS    CLASS A    CLASS B    CLASS C   CLASS R
-----------------------------------------------------------------------
COMMISSION (%)               ---         4.00      1.00/3    1.00/5
Investment under $50,000     5.00        ---       ---       ---
$50,000 but under $100,000   3.75        ---       ---       ---
$100,000 but under $250,000  2.80        ---       ---       ---
$250,000 but under $500,000  2.00        ---       ---       ---
$500,000 but under $1        1.60        ---       ---       ---
million
$1 million or more         up to 1.00/1  ---       ---       ---
12B-1 FEE TO DEALER          0.25/1      0.25/2    1.00/4    0.35/5

UTILITIES AND U.S.
GOVERNMENT
SECURITIES FUNDS             CLASS A     CLASS B   CLASS C   CLASS R
-----------------------------------------------------------------------
COMMISSION (%)               ---         3.00      1.00/3    1.00/5
Investment under $100,000    4.00        ---       ---       ---
$100,000 but under $250,000  2.80        ---       ---       ---
$250,000 but under $500,000  2.00        ---       ---       ---
$500,000 but under $1        1.60        ---       ---       ---
million
$1 million or more        up to 0.75/1   ---       ---       ---
12B-1 FEE TO DEALER          0.15/1      0.15/2    0.65/4    0.35/5


INCOME FUND                 CLASS A  CLASS B   CLASS B1 CLASS C  CLASS R
---------------------------------------------------------------------------
COMMISSION (%)              ---      4.00      3.00     1.00/3    1.00/5
Investment under $100,000   4.00     ---       ---      ---      ---
$100,000 but under $250,000 2.80     ---       ---      ---      ---
$250,000 but under $500,000 2.00     ---       ---      ---      ---
$500,000 but under $1       1.60     ---       ---      ---      ---
million
$1 million or more          up to
                            0.75/1    ---       ---      ---      ---
12B-1 FEE TO DEALER         0.15/1    0.25/2    0.15/2   0.65/4   0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1.] A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.25% for the DynaTech, Growth and Income Class B Funds and 0.15% for Income Class B1, Utilities and U.S. Government Securities Funds from the date of purchase. After eight years, Class B and Class B1 shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 12b-1 service fee of 0.25% for DynaTech and Growth Funds and 0.15% for Income, Utilities and U.S. Government Securities Funds. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.25% for DynaTech and Growth Funds and 0.15% for Income, Utilities and U.S. Government Securities Funds at the time of purchase and may be eligible to receive 1.00% for DynaTech and Growth Funds and 0.65% for Income, Utilities and U.S. Government Securities Funds starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                      TELEPHONE         HOURS (PACIFIC TIME,
DEPARTMENT NAME       NUMBER            MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
--------------------------------------------------------------------
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
--------------------------------------------------------------------
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
--------------------------------------------------------------------
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
--------------------------------------------------------------------
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020
--------------------------------------------------------------------


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the independent auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway,
San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




Investment Company Act file #811-0537                               FCF P 02/05

































FEBRUARY 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS ADVISOR CLASS


Franklin Growth Fund
Franklin Income Fund
Franklin Utilities Fund
Franklin U.S. Government Securities Fund


FRANKLIN CUSTODIAN FUNDS, INC.










[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]





CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Franklin Growth Fund

Franklin Income Fund

Franklin Utilities Fund

Franklin U.S. Government Securities Fund

Additional Management Information

Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors

Buying Shares

Investor Services

Selling Shares

Exchanging Shares

Account Policies

Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]


Back Cover

FRANKLIN GROWTH FUND

GOAL AND STRATEGIES


GOAL

The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests substantially in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company's strategic positioning in its industry.

[Begin callout]
The Fund normally invests substantially in the common stocks of companies that are leaders in their industries.
[End callout]

Although the Fund normally invests substantially in the equity securities of U.S.-based large and medium market capitalization companies, it may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion. The Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.
The Fund's manager is a research driven, fundamental investor, generally pursuing a "buy-and-hold" growth strategy. The Fund has historically had low portfolio turnover, and its portfolio turnover is expected to be significantly lower than that of comparable actively managed equity funds. Because the Fund uses a "buy-and-hold" investment strategy the Fund's portfolio securities may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions of Fund shares or when market conditions warrant, the manager may sell these securities, generating a higher level of taxable gain for shareholders than would occur if the Fund had not used these strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). Due to market appreciation, the Fund's investment in an industry sector or the securities of a single company may come to represent a significant portion of the Fund's portfolio. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER AND MIDSIZE COMPANIES

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES

The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES

The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

38.40%  16.68%  19.82%  18.82%  12.45%  7.77%   -9.23%  -24.17%  28.37%  X.XX%
  95      96      97      98      99     00        01      02      03     04
                                      YEAR


Best Quarter:                             Q2 '03      17.74%
------------------------------------------------------------
Worst Quarter:                            Q3 '02     -18.69%




AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004


                                         1 YEAR  5 YEARS  10 YEARS
-------------------------------------------------------------------
Franklin Growth Fund - Advisor Class/1
-------------------------------------------------------------------
Return Before Taxes Return
-------------------------------------------------------------------
After Taxes on Distributions
Return After Taxes on
Distributions and Sale
of Fund Shares
-------------------------------------------------------------------
S&P 500(R) Index/2
-------------------------------------------------------------------
(index reflects no deduction
for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------
                                                ADVISOR CLASS
--------------------------------------------------------------
Maximum sales charge (load) imposed on                   None
purchases
--------------------------------------------------------------
  Redemption fee on shares sold within 5 New York
Stock Exchange trading days
following their purchase date/1                          2.00%


ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------
                                                ADVISOR CLASS
--------------------------------------------------------------
Management fees                                         0.46%
--------------------------------------------------------------
Distribution and service (12b-1) fees                    None
--------------------------------------------------------------
Other expenses                                          0.27%
--------------------------------------------------------------
Total annual Fund operating expenses                    0.73%
--------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $75      $233      $406     $906



MANAGEMENT


Franklin Investment Advisory Services, Inc. (Investment
Advisory), One Franklin Parkway, San Mateo, CA 94403-1906, is the
Fund's investment manager. Together, Investment Advisory and its affiliates manage over $371 billion in assets.


The team responsible for the Fund's management is:

VIVIAN J. PALMIERI, VICE PRESIDENT OF INVESTMENT ADVISORY
Mr. Palmieri has been a manager of the Fund since 1965. He joined Franklin Templeton Investments in 1965.

CONRAD B. HERRMANN CFA, PORTFOLIO MANAGER OF INVESTMENT ADVISORY
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.


The Fund pays Investment Advisory a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.46% of its average monthly net assets to the manager for its services.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                              YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2004     2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
---------------------------------------------------------------------
Net asset value,
beginning of year             26.91    22.06   27.86   36.99   33.27
---------------------------------------------------------------------
   Net investment income/1      .14      .14     .14     .31     .54
---------------------------------------------------------------------
   Net realized and
   unrealized gains            3.67     4.82  (5.65)  (7.28)    3.97
   (losses)
---------------------------------------------------------------------
Total from investment
operations                     3.81     4.96  (5.51)  (6.97)    4.51
---------------------------------------------------------------------
Less distributions from:
 Net investment income        (.09)    (.11)   (.24)   (.49)   (.53)
---------------------------------------------------------------------
 Net realized gains               -        -   (.05)  (1.67)   (.26)
 ---------------------------------------------------------------------
Total distributions           (.09)    (.11)   (.29)  (2.16)   (.79)
---------------------------------------------------------------------
Redemption fees                  -/2        -       -       -       -
---------------------------------------------------------------------
Net asset value, end of       30.63    26.91   22.06   27.86   36.99
year
---------------------------------------------------------------------
Total return/3 (%)             14.19    22.58 (20.14) (19.94)   13.84
---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                    133,332   41,216  27,431  32,498  39,442
---------------------------------------------------------------------
Ratios to average net assets: (%)
---------------------------------------------------------------------
   Expenses                     .73      .81     .71     .66     .68
---------------------------------------------------------------------
   Net investment income        .45      .56     .49     .94    1.51
---------------------------------------------------------------------
Portfolio turnover rate (%)    1.56     5.12    2.16     .29    8.12
---------------------------------------------------------------------

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return not annualized for periods less than one year.


FRANKLIN INCOME FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

[Begin callout]
The Fund normally invests in a diversified portfolio of bonds and stocks in the U.S. and abroad.
[End callout]

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.


The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

As of September 30, 2004, approximately 28.8% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the company;

o responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the company's changing financial condition and market recognition of the change; and

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Utility company securities are particularly sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall.

[Begin callout]
If a security's credit rating is downgraded or a company's financial condition deteriorates, the price of the security will fall and so too will the Fund's share price. If interest rates rise, the price of the Fund's debt securities will also fall. Because the value of the Fund's holdings fluctuates in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT

An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.

CONVERTIBLE SECURITIES

The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

VALUE INVESTING

A value stock or debt security may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]


21.29%   10.45%  18.04%   1.12%   -0.58%   20.29%   0.81%  -0.92%  31.32%  X.XX%
  95       96      97      98       99       00      01      02      03     04
                                      YEAR



Best Quarter:                             Q2 '03      14.35%
------------------------------------------------------------
Worst Quarter:                            Q2 '02     -5.97%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                     1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Income Fund - Advisor
Class/1
----------------------------------------------------------------
Return Before Taxes
----------------------------------------------------------------
Return After Taxes on Distributions
----------------------------------------------------------------
Return After Taxes on
Distributions and Sale of Fund
Shares
----------------------------------------------------------------
S&P 500(R) Index/2
----------------------------------------------------------------
Lehman Bros. Gov't/Credit Index/3
----------------------------------------------------------------
(indices reflect no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                ADVISOR CLASS
--------------------------------------------------------------
Maximum sales charge (load) imposed on                   None
purchases
--------------------------------------------------------------
  Redemption fee on shares sold
within 5 New York Stock Exchange
trading days following their purchase date/1             2.00%

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                ADVISOR CLASS
--------------------------------------------------------------
Management fees                                         0.43%
--------------------------------------------------------------
Distribution and service (12b-1) fees                    None
--------------------------------------------------------------
Other expenses                                          0.10%
--------------------------------------------------------------
Total annual Fund operating expenses                    0.53%
--------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $54      $170      $296     $665


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.

The Fund's portfolio managers are:

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON, CHAIRMAN OF THE BOARD OF ADVISERS
Mr. Johnson has been a manager of the Fund since 1957. He joined Franklin Templeton Investments in 1957.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.43% of its average monthly net assets to the manager for managing the Fund's assets.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                              YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2004     2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
---------------------------------------------------------------------
Net asset value,
beginning of year              2.24     1.89    2.16    2.34    2.23
---------------------------------------------------------------------
   Net investment income/1      .12      .14     .14     .18     .18
---------------------------------------------------------------------
   Net realized and
   unrealized gains             .22      .38   (.22)   (.15)     .12
   (losses)
---------------------------------------------------------------------
Total from investment
operations                      .34      .52   (.08)     .03     .30
---------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------
 Net investment income        (.16)    (.16)   (.17)   (.18)   (.18)
---------------------------------------------------------------------
 Net realized gains           (.01)    (.01)   (.02)   (.03)   (.01)
---------------------------------------------------------------------
Total distributions           (.17)    (.17)   (.19)   (.21)   (.19)
---------------------------------------------------------------------
Redemption fees                 -/2        -       -       -       -
---------------------------------------------------------------------
Net asset value, end of        2.41     2.24    1.89    2.16    2.34
year
---------------------------------------------------------------------
Total return/3 (%)            15.74    28.47  (4.50)    1.21   14.90
---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                    901,149   95,009  30,737  22,737  21,220
---------------------------------------------------------------------
Ratios to average net assets: (%)
---------------------------------------------------------------------
   Expenses                     .53      .58     .57     .58     .61
---------------------------------------------------------------------
   Net investment income       5.26     6.78    6.85    7.69    8.16
---------------------------------------------------------------------
Portfolio turnover rate (%)   31.90    48.36   51.16   28.13   24.41
---------------------------------------------------------------------

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return not annualized for periods less than one year.

FRANKLIN UTILITIES FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goals are capital appreciation and current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry.

[Begin callout]
The Fund normally invests most of its assets in securities of public utilities companies.
[End callout]

The Fund invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest up to 25% of its assets in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. The Fund generally buys "investment grade" debt securities. However, the Fund may invest a portion of its assets in debt securities that are rated below investment grade, sometimes called "junk bonds."

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

UTILITIES INDUSTRY

The Fund's performance is closely tied to conditions affecting the public utilities industry. These conditions may change rapidly. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, regulatory changes in certain states have led to greater competition in the industry and the emergence of the non-regulated providers as a significant part of the industry. These developments have reduced stability of cash flows in those states with non-regulated providers and have impacted the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.

In addition, the industry is subject to a variety of risks specific to this industry: utilities often find it difficult to obtain adequate returns on invested capital in spite of rate increases or because rate increases become increasingly difficult to obtain; they may face difficulty in financing large construction programs during inflationary and rising interest rate periods; utilities are subject to many restrictions on operations and increased costs due to environmental and safety regulations; utilities may face difficulties in obtaining fuel for electric generation at reasonable prices; utilities may face risks associated with the operation of nuclear power plants; utilities may face greater demands in providing reliable service with the increasing complexity of the power grid; utilities also may be subject to adverse effects of the results of energy conservation programs as well as other factors affecting the level of demand for services. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a utility company's access to new markets, thereby diminishing the company's long-term prospects.

[Begin callout]
Utility company securities are sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

STOCKS

Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The values of equity securities of utilities companies may respond in a similar fashion to changes in interest rates.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.

FOREIGN SECURITIES

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS1

[Insert bar graph]

30.68%  2.03%  26.12%   7.91%   -14.76%   41.66%  -7.94%  -10.32%  19.39%  X.XX%
  95     96     97      98         99       00      01       02      03     04
                                      YEAR


Best Quarter:                             Q3 '00      26.83%
------------------------------------------------------------
Worst Quarter:                            Q3 '02     -11.87%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                      1 YEAR    5 YEARS  10 YEARS
-------------------------------------------------------------------
Franklin Utilities Fund - Advisor
Class/1
-------------------------------------------------------------------
Return Before Taxes
-------------------------------------------------------------------
Return After Taxes on Distributions
-------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares
-------------------------------------------------------------------
S&P 500(R) Index/2
-------------------------------------------------------------------
S&P 500(R) Utilities Index/3
-------------------------------------------------------------------
(indices reflect no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. S&P 500(R) Utilities Index is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500 Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                                ADVISOR CLASS
--------------------------------------------------------------
Maximum sales charge (load) imposed on                   None
purchases
--------------------------------------------------------------
  Redemption fee on shares sold
within 5 New York Stock Exchange
trading days following
their purchase date/1                                    2.00%
--------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                ADVISOR CLASS
--------------------------------------------------------------
Management fees                                         0.47%
--------------------------------------------------------------
Distribution and service (12b-1) fees                    None
--------------------------------------------------------------
Other expenses                                          0.18%
--------------------------------------------------------------
Total annual Fund operating expenses                    0.65%
--------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $66      $208      $362     $810


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.

The team responsible for the Fund's management is:

JOHN KOHLI CFA, VICE PRESIDENT OF ADVISERS
Mr. Kohli has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

MATTHEW SMITH CFA, RESEARCH ANALYST OF ADVISERS
Mr. Smith has been a manager of the Fund since 2004. He joined Franklin Templeton Investments in 2002.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2004, the Fund paid 0.47% of its average monthly net assets to the manager for its services.

FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                             YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2004     2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
---------------------------------------------------------------------
Net asset value,
beginning of year              8.84     7.99   10.05   10.92    9.61
---------------------------------------------------------------------
   Net investment income/1      .44      .42     .47     .48     .44
---------------------------------------------------------------------
   Net realized and
   unrealized gains            1.34      .87  (1.60)   (.87)    1.69
   (losses)
---------------------------------------------------------------------
Total from investment
operations                     1.78     1.29  (1.13)   (.39)    2.13
---------------------------------------------------------------------
Less distributions from:
 Net investment income         (.42)    (.44)   (.46)   (.46)   (.46)
 Net realized gains               -        -   (.47)   (.02)   (.36)
---------------------------------------------------------------------
Total distributions            (.42)    (.44)   (.93)   (.48)   (.82)
---------------------------------------------------------------------
Redemption fees                 -/2        -       -       -       -
---------------------------------------------------------------------
Net asset value, end of       10.20     8.84    7.99   10.05   10.92
year
---------------------------------------------------------------------
Total return/3 (%)            20.48    16.61 (12.32)  (3.89)   24.50
---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                     51,586   47,167  15,664   8,829   9,234
---------------------------------------------------------------------
Ratios to average net assets: (%)
---------------------------------------------------------------------
   Expenses                     .65      .69     .66     .65     .69
---------------------------------------------------------------------
   Net investment income       4.64     5.14    5.07    4.39    4.87
---------------------------------------------------------------------
Portfolio turnover rate (%)   16.13    25.81   30.60   34.03   19.86
---------------------------------------------------------------------

1. Based on average daily shares outstanding.
2. Amount is less than $0.001 per share.
3. Total return not annualized for periods less than one year.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. The Government National Mortgage Association packages or "pools" individual loans together for sale to investors such as the Fund. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

[Begin callout]
The Fund invests substantially all of its assets in Ginnie Maes.
[End callout]

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes. The Fund's short-term investments include short-term government securities and cash. The Fund may also invest in repurchase agreements collateralized by U.S. government securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

GINNIE MAES

Ginnie Maes differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, Ginnie Maes may be less effective than some other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than some other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes, making them more susceptible than some other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates, which may reduce the Fund's income and yield. This means you could lose money over short or even extended periods. [End callout]

INTEREST RATE

When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for Ginnie Maes since homeowners may refinance their mortgages when interest rates fall, thus limiting the potential of the Ginnie Maes to appreciate in value. In general, securities with longer maturities are more sensitive to these interest rate changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-2.69%  16.73%  4.60%  10.03%  6.70%  0.79%  10.84%  7.78%  8.70%  1.90%  X.XX%
  94     95      96      97     98     99      00      01    02     03     04
                                     YEAR


Best Quarter:                             Q2 '95      5.37%
-----------------------------------------------------------
Worst Quarter:                            Q1 '94     -2.84%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Advisor Class/1
--------------------------------------------------------------------
Return Before Taxes
--------------------------------------------------------------------
Return After Taxes on Distributions
--------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares
--------------------------------------------------------------------
Lehman Brothers
Intermediate U.S. Government Bond
Index/2
--------------------------------------------------------------------
(index reflects no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal. Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                                ADVISOR CLASS
--------------------------------------------------------------
Maximum sales charge (load) imposed on                   None
purchases
  Redemption fee on shares sold within 5 New York Stock Exchange trading days following
their purchase date1                                    2.00%

ANNUAL FUND OPERATING EXPENSES   (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                ADVISOR CLASS
--------------------------------------------------------------
Management fees/2                                        0.45%
--------------------------------------------------------------
Distribution and service (12b-1) fees                    None
--------------------------------------------------------------
Other expenses                                           0.14%
--------------------------------------------------------------
Total annual Fund operating expenses/2                   0.59%
--------------------------------------------------------------
Management fee reduction/2                              -0.01%
--------------------------------------------------------------
Net annual Fund operating expenses/2                     0.58%
--------------------------------------------------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $59      $186      $324     $726


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $371 billion in assets.

The team responsible for the Fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the Fund since 1984 and has more than 30 years' experience in the securities industry.

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1991.


For the fiscal year ended September 30, 2004, management fees, before any reduction, were 0.45% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.44% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.


FINANCIAL HIGHLIGHTS

This table presents the Fund's  financial  performance  for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statementsaudited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                             YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2004     2003    2002    2001    2000
---------------------------------------------------------------------
PER SHARE DATA ($)
---------------------------------------------------------------------
Net asset value,
beginning of year               6.83     7.01    6.94    6.64    6.63
---------------------------------------------------------------------
  Net investment income/1        .28      .29     .38    .43/2     .44
---------------------------------------------------------------------
   Net realized and
   unrealized                   (.06)    (.10)    .11    .32/2      -
   gains(losses)
---------------------------------------------------------------------
Total from investment
operations                       .22      .19     .49     .75     .44
---------------------------------------------------------------------
Less distributions from
net investment income         (.36)    (.37)   (.42)   (.45)   (.43)
---------------------------------------------------------------------
Redemption fee                  -/3        -       -       -       -
---------------------------------------------------------------------
Net asset value, end of        6.69     6.83    7.01    6.94    6.64
year
---------------------------------------------------------------------
Total return/4 (%)             3.42     2.79    7.33   11.63    7.02
---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of year ($
x 1,000)                    340,279  308,411 198,437  19,960  46,775
---------------------------------------------------------------------
Ratios to average net assets: (%)
---------------------------------------------------------------------
   Expenses                     .58      .58     .57     .57     .60
---------------------------------------------------------------------
   Net investment income       4.21     4.23    5.60   6.302    6.73
---------------------------------------------------------------------
Portfolio turnover rate (%)   41.45    66.96   44.62   19.18    3.98
---------------------------------------------------------------------
1. Based on average shares outstanding.
2. The November 2000 revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Net investment income per share.................................... $(.008)
Net realized and unrealized gains per share........................   .008
Ratio of net investment income to average net assets ............... (.11)%

3. Amount is less than $0.001 per share.
4. Total return not annualized for periods less than one year.

ADDITIONAL MANAGEMENT INFORMATION

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the Company) claiming violations of the Massachusetts Uniform Securities Act (Massachusetts Act) with respect to an alleged arrangement to permit market timing (the Mass. Proceeding). On September 20, 2004, Franklin Resources, Inc. announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. (Advisers) and Franklin Templeton Alternative Strategies, Inc. (FTAS), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to the Mass. Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission described below.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (SEC) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the Order). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. Because the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Advisers and Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that the California Attorney General may bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to declare and pay an income dividend from its respective net investment income, as follows:

o     The Income and U.S. Government Securities Funds: monthly

o     The Utilities Fund: quarterly, and

o     The Growth Fund: at least annually.


Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from non-resident alien withholding taxes because they are interest-related or short-term capital gain dividends. (See the discussion below for NON-U.S. INVESTORS.) Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on November 30th at the Fund's current NAV of $10 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.


TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.


DIVIDEND INCOME. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax Act), a portion of the income dividends paid to you by a Fund may be qualified dividends subject to taxation at the long-term capital gain rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.


DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Under the new law, ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning on October 1, 2005 and ending on September 30, 2008.

The 2004 Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any dividends, distributions and redemption proceeds received from a Fund, including withholding on any interest-related dividends and short-term capital gain dividends during the exemption period discussed above. See the detailed information for non-U.S. investors contained in the section on DISTRIBUTIONS AND TAXES in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800-DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.


o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum initial investment: $1,000

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc.
   (Distributors). Minimum initial investment: $1,000

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum initial investment: $250,000 ($100,000 for an individual client)

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan)

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, the Franklin Floating Rate Trust and the Franklin Mutual Recovery Fund. They do not include the Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with retirement plan assets of $100 million or more, or (ii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. No initial minimum investment.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. No initial minimum investment.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust, or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.


BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page XX). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR            CONTACT YOUR           CONTACT YOUR INVESTMENT
INVESTMENT              INVESTMENT             REPRESENTATIVE
REPRESENTATIVE          REPRESENTATIVE
---------------------------------------------------------------------
                        If you have another    Before requesting a
                        Franklin Templeton     telephone or online
                        fund account with      purchase into an
BY PHONE/ONLINE         your bank account      existing account, please
                        information on file,   make sure we have your
(Up to $100,000         you may open a new     bank account information
per shareholder         account by phone. At   on file. If we do not
per day)                this time, a new       have this information,
                        account may not be     you will need to send
1-800/632-2301          opened online.         written instructions
                                               with your bank's name
franklintempleton.com   To make a same day     and address and a voided
                        investment, your       check or savings account
NOTE: (1) CERTAIN       phone order must be    deposit slip. If the
ACCOUNT TYPES ARE       received and accepted  bank and Fund accounts
NOT AVAILABLE FOR       by us by 1:00 p.m.     do not have at least one
ONLINE ACCOUNT          Pacific time or the    common owner, your
ACCESS AND (2) THE      close of the New York  written request must be
AMOUNT MAY BE           Stock Exchange,        signed by ALL fund AND
HIGHER FOR MEMBERS      whichever is earlier.  bank account owners, and
OF THE VALUED                                  each individual must
INVESTOR PROGRAM.                              have his or her
PLEASE SEE PAGE XX                             signature guaranteed.
FOR MORE
INFORMATION                                    To make a same day
REGARDING                                      investment, your phone
ELIGIBILITY.                                   or online order must be
                                               received and accepted by
                                               us by 1:00 p.m. Pacific
                                               time or the close of the
                                               New York Stock Exchange,
                                               whichever is earlier.
---------------------------------------------------------------------
                        Make your check        Make your check payable
                        payable to the Fund.   to the Fund. Include
                                               your account number on
BY MAIL                 Mail the check and     the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your account
                                               statement. If you do not
                                               have a slip, include a
                                               note with your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and
                                               deposit slip or
                                               note to Investor Services.
---------------------------------------------------------------------
                        Call to receive a      Call to receive a wire
                        wire control number    control number and wire
                        and wire               instructions.
                        instructions.
BY WIRE                                        To make a same day wire
                        Wire the funds and     investment, the wired
1-800/632-2301          mail your signed       funds must be received
(or 1-650/312-2000      application to         and accepted by us by
collect)                Investor Services.     1:00 p.m. Pacific time
                        Please include the     or the close of the New
                        wire control number    York Stock Exchange,
                        or your new account    whichever is earlier.
                        number on the
                        application.

                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
---------------------------------------------------------------------
                        Call Shareholder       Call Shareholder
                        Services at            Services at
                        1-800/632-2301, or     1-800/632-2301, or send
BY EXCHANGE             send signed written    signed written
                        instructions.   You    instructions. You also
franklintempleton.com   also may place an      may place an online
                        online exchange             exchange order.
                        order. The automated
                        telephone system
                        cannot be used to      (Please see page XX for
                        open a new account.    information on
                                               exchanges.)
                        (Please see page XX
                        for information on
                        exchanges.)
---------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days (90 days, effective February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.




SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page XX for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
----------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR
INVESTMENT              CONTACT YOUR INVESTMENT
REPRESENTATIVE          REPRESENTATIVE
----------------------------------------------------------
                        Send written instructions and
                        endorsed share certificates (if you
                        hold share certificates) to Investor
BY MAIL                 Services.  Corporate, partnership or
                        trust accounts may need to send
                        additional documents.

                        Specify the Fund, the account number
                        and the dollar value or
                        number of shares you wish to sell.
                        Be sure to include all
                        necessary signatures and any
                        additional documents, as well
                        as signature guarantees if required.

                        A check will be mailed to the name(s)
                        and address on the  account, or
                        otherwise according to your written
                        instructions.
----------------------------------------------------------
                        As long as your transaction is for
                        $100,000 or less, you do not hold
BY PHONE/ONLINE         share certificates and you have not
                        changed your address by phone or
1-800/632-2301          online within the last 15 days, you
                        can sell your shares by phone or
franklintempleton.com   online. The amount may be higher
                        for members of the Valued
                        Investor Program. Please see page
                        [xx] for more information
                        regarding eligibility.

                        A check will be mailed to the name(s)
                        and address on the  account.
                        Written instructions, with a
                        signature guarantee, are required
                        to send the check to another
                        address or to make it payable to
                        another person.
----------------------------------------------------------
                        You can call, write, or visit us
                        online to have redemption
                        proceeds sent to a bank account.
                        See the policies at left
                        for selling shares by mail, phone,
                        or online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)          Before requesting to have redemption
                        proceeds sent to a bank account,
                        please make sure we have your bank
                        account information on file. If we
                        do not have this information, you
                        will need to send written
                        instructions with your bank's name
                        and a voided check or savings
                        account deposit slip. If the bank
                        and Fund accounts do not have at
                        least one common owner, you must
                        provide written instructions signed
                        by ALL fund AND bank account owners,
                        and each individual must have his or
                        her signature guaranteed.

                        If we receive your request in proper
                        form by 1:00 p.m. Pacific time,
                        proceeds sent by ACH generally will be
                        available within two to three
                        business days.
----------------------------------------------------------

                        Obtain a current prospectus for
                        the fund you are  considering.
                        Prospectuses are available online at
                        franklintempleton.com.
BY EXCHANGE
                        Call Shareholder Services at the
                        number below or send signed
                        written instructions. You also may
                        place an exchange order
                        online. See the policies at left
                        for selling shares by mail,
                        phone, or online.

                        If you hold share certificates,
                        you will need to return them
                        to the Fund before your exchange
                        can be processed.
----------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
              OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT
                              FRANKLINTEMPLETON.COM


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by Asset Allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of each Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of each Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o   assessing a redemption fee for short-term trading
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MORTGAGE PASS-THROUGH SECURITIES

The Income and U.S. Government Securities Funds invest in mortgage pass-through securities. Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac) generally trade in the over-the-counter market rather than on a securities exchange. Each Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

SECURITY VALUATION - CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT
U.S. GOVERNMENT SECURITIES FUND)

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

SECURITY VALUATION - OPTIONS (ALL FUNDS, EXCEPT U.S. GOVERNMENT
SECURITIES FUND)

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT
VALUE (ALL FUNDS, EXCEPT U.S. GOVERNMENT SECURITIES FUND)

Each Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as: repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the US dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page XX).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.




ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        Hours (Pacific time, Monday
Department Name       Telephone Number  through Friday)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
----------------------------------------------------------------------
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
----------------------------------------------------------------------
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
----------------------------------------------------------------------
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
----------------------------------------------------------------------
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
----------------------------------------------------------------------
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
----------------------------------------------------------------------
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-0537                              FCF PA 02/05






































FRANKLIN CUSTODIAN FUNDS, INC.
FRANKLIN DYNATECH FUND
FRANKLIN GROWTH FUND
FRANKLIN INCOME FUND
FRANKLIN UTILITIES FUND
FRANKLIN U.S. GOVERNMENT SECURITIES FUND

CLASS A, B, B1, C & R


STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2005


[Insert Franklin Templeton Investments logo]



P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated February 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in Franklin Custodian Funds, Inc.'s (Custodian Funds) Annual Report to Shareholders, for the fiscal year ended September 30, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . . . . .
Officers and Directors  . . . . . . . . . . . . .
Proxy Voting Policies and Procedures. . . . . . .
Management and Other Services . . . . . . . . . .
Portfolio Transactions  . . . . . . . . . . . . .
Distributions and Taxes . . . . . . . . . . . . .
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . .
Buying and Selling Shares  . . . . . . . . . . .
The Underwriter  . . . . . . . . . . . . . . . .
Performance  . . . . . . . . . . . . . . . . . .
Miscellaneous Information  . . . . . . . . . . .
Description of Ratings . . . . . . . . . . . . .



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Funds make an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of the Funds' policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Custodian Funds may not:

1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S. Government Securities Fund, may be loaned to broker-dealers or other institutional investors as discussed under "Loans of portfolio securities." For additional information relating to this policy see discussions under "Loan participations" and "Illiquid securities."

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, DynaTech, Income and Utilities Funds also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Fund will concentrate its investments in the utilities industry.)

6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market Fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

FRANKLIN DYNATECH FUND
(DYNATECH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund normally invests most of its assets in equity securities of companies that emphasize scientific or technological development, or that are in fast-growing industries. The Fund's investments tend to be more speculative in nature.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. It is thought that most of the Fund's assets will be invested in common stocks and securities convertible into common stocks. The Fund, however, may also invest in debt securities or preferred stocks that the manager believes will further the Fund's investment goal. From time to time, concentration of the Fund's investments in a few issues may develop due to market appreciation.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN GROWTH FUND
(GROWTH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest most of its assets in the equity securities of companies that are leaders in their industries. The Fund's manager looks for securities it believes offer favorable possibilities for capital appreciation and these securities may yield little or no current income. Current income is only a secondary consideration when selecting portfolio investments.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents.

The Fund may invest in smaller capitalization companies, which generally are those with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN INCOME FUND
(INCOME FUND)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest in a diversified portfolio of equity and debt securities.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. The Fund generally invests in securities rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or unrated securities the Fund's manager determines are comparable. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be as attractive to as many buyers.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid securities."

There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within the manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities.

FRANKLIN UTILITIES FUND
(UTILITIES FUND)

The Fund's investment goals are capital appreciation and current income. These goals are fundamental, which means that they may not be changed without shareholder approval.

The Fund will normally invest substantially all of its assets in the securities of public utilities companies. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in developing new technologies related to the generation and distribution of electric power, alternative fuels for the generation of electric power and to providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.

The Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the manager, these securities appear to offer attractive opportunities for capital appreciation. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. The majority of the Fund's debt investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.

With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that the manager believes involve excessive risk.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND
(U.S. GOVERNMENT SECURITIES FUND)

The Fund's investment goal is income. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund invests in a portfolio limited to U.S. government securities and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury bonds, notes and bills, U.S. Treasury STRIPS and securities issued by U.S. government agencies. Other than investments in repurchase agreements, money market fund shares, and other temporary investments, substantially all of the Fund's investments are currently held in Government National Mortgage Association obligations (Ginnie Maes).

The Government National Mortgage Association issues mortgage-backed securities that represent interests in a pool of mortgage loans from government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. The Government National Mortgage Association guarantees the principal and interest on Ginnie Maes and this guarantee is backed by the full faith and credit of the U.S. government.

The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the Ginnie Maes or the net asset value or performance of the Fund, which will fluctuate daily with market conditions. The Fund's manager monitors the Fund's investments and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

The Fund also buys adjustable rate Ginnie Maes and other types of securities that may be issued with the guarantee of the Government National Mortgage Association. Payments to holders of Ginnie Maes consist of monthly distributions of interest and principal less the Government National Mortgage Association's and issuers' fees.

Ginnie Maes differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Ginnie Maes have historically paid higher current yields than other types of U.S. government securities with comparable maturities. These higher yields compensate investors for the higher risks involved with unscheduled prepayments of principal prior to maturity.

If held to maturity, Ginnie Maes and the other securities included in U.S. Government Securities Fund's portfolio have historically involved little risk to principal. However, due to fluctuations in market interest rates, the market value of Ginnie Maes may vary during the period of a shareholder's investment in the Fund. The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.


NON-FUNDAMENTAL INVESTMENT POLICIES

Certain words or phrases may be used in descriptions of each Fund's investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.



INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Funds increases and will decrease as the value of the Funds' investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Funds own, the value of the Funds' shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES Each Fund, except U.S. Government Securities Fund, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Funds, other than the U.S. Government Securities Fund, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds (except U.S. Government Securities Fund) may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

HIGH YIELD SECURITIES. Income Fund may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Utilities Fund may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality fixed-income securities also tend to be more sensitive to economic conditions than higher-quality fixed-income securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value. The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

A Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Funds are not limited in the amount of their assets that may be invested in these types of securities.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES U.S. Government Securities Fund may not buy securities of foreign issuers. Income Fund may invest up to 25% of its assets in foreign securities, and Growth Fund, DynaTech Fund and Utilities Fund may invest without restriction in foreign securities if the investments are consistent with their goals and comply with their concentration and diversification policies. The Funds will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Funds may also buy the securities of foreign issuers directly in foreign markets. DynaTech Fund presently has no intention of investing more than 10% of their net assets in foreign securities not publicly traded in the U.S. Utilities Fund presently have no intention of investing more than 25% of their net assets in foreign securities not publicly traded in the U.S. Growth Fund presently has no intention of investing more than 40% of its net assets in foreign securities. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for a Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Many of the risks described below also apply to investments in depositary receipts.

The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:

o political and social uncertainty (for example, regional conflicts and risk of war)

o     currency exchange rate volatility

o     pervasiveness of corruption and crime

o     delays in settling portfolio transactions

o     risk of loss arising out of the system of share registration and custody

o     comparatively smaller and less liquid than developed markets

o     dependency upon foreign economic assistance and international trade

o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID SECURITIES Each Fund, other than U.S. Government Securities Fund, may invest in illiquid securities provided that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Subject to this limitation, Custodian Funds' board of directors has authorized each Fund, except U.S. Government Securities Fund, to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities) where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. For example, restricted securities may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. Notwithstanding the managers' determinations in this regard, the board of directors will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board of directors will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INTEREST RATE To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund, except U.S. Government Securities Fund, may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Funds' custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds also continue to receive any distributions paid on the loaned securities. The Funds may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Funds will loan their securities only to parties who meet creditworthiness standards approved by the Funds' board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOAN PARTICIPATIONS Income Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that have appreciated in value since issuance or that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid securities."

Loan participations are interests in floating or variable rate senior loans (Loans) to U.S. corporations, partnerships and other entities (Borrowers) which operate in a variety of industries and geographical regions. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Fund from a bank, finance company or other similar financial services entity (Lender).

Loans in which Income Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Fund may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in the manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

MORTGAGE SECURITIES The Income Fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie
Mae). Some of the Income Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. The U.S. Government Securities Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS Each Fund, except U.S. Government Securities Fund, may write covered call options that trade on national securities exchanges. A call option gives the purchaser of the option the right to buy the security from the writer of the option at a set price during the term of the option. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

A Fund receives a premium when it writes a call option. A decline in the price of the security during the option period would offset the amount of the premium. If a call option a Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price of the option.

A Fund generally may terminate its obligation under an option by entering into a closing purchase transaction. This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

When a Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.


The managers of the Funds do not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on a Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 2004, there were no open options transactions in any Fund.


Transactions in options are generally considered "derivative securities."

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRIPPED SECURITIES The Income Fund and U.S. Government Securities Fund may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, repurchase agreements, bankers' acceptances and high-grade commercial paper issued by domestic corporations, commercial bank deposits, money market shares and other money market instruments, provided such investments are otherwise permissible investments for the Fund. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TRADE CLAIMS Income Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.


UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS Income Fund may buy and sell debt obligations and U.S. Government Securities Fund may buy and sell Ginnie Maes on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

ZERO COUPON AND PAY-IN-KIND BONDS Income Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "Debt securities-High yield securities" for more information about these bonds.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS Each Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund [Trust] and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard and Poors, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT AUDITORS:
      PricewaterhouseCoopers, LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS/TRUSTEES COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.

o  The recipient agrees not to trade on the nonpublic information received

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's Board of Directors and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Custodian Funds have a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Custodian Funds who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with Custodian Funds, and principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN         OTHER
 NAME, AGE                 OF TIME   BY BOARD     DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED    MEMBER*          HELD
--------------------------------------------------------------------------------
Harris J.     Director     Since     142        Director, Bar-S
Ashton (72)                1976                 Foods (meat
One Franklin                                    packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------
S. Joseph     Director      Since    143                None
Fortunato                   1982
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------
Edith E.      Director     Since     98         Director,
Holiday (52)               1998                 Amerada Hess
One Franklin                                    Corporation
Parkway                                         (exploration and
San Mateo,                                      refining of oil
CA 94403-1906                                   and gas); H.J.
                                                Heinz Company
                                                (processed foods
                                                and allied products);
                                                RTI International
                                                Metals, Inc.
                                                (manufacture and
                                                distribution of
                                                titanium); and
                                                Canadian National
                                                Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------
Gordon S.     Director     Since     142        Director, White
Macklin (76)               1992                 Mountains
One Franklin                                    Insurance Group,
Parkway                                         Ltd. (holding
San Mateo,                                      company); Martek
CA 94403-1906                                   Biosciences
                                                Corporation;
                                                MedImmune, Inc.
                                                (biotechnology);
                                                and
                                                Overstock.com
                                                (Internet
                                                services); and
                                                FORMERLY,
                                                Director, MCI
                                                Communication
                                                Corporation
                                                (subsequently
                                                known as MCI
                                                WorldCom, Inc.
                                                and WorldCom,
                                                Inc.)
                                                (communications
                                                services)
                                                (1988-2002) and
                                                Spacehab, Inc.
                                                (aerospace
                                                services)
                                                (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN           OTHER
 NAME, AGE                 OF TIME   BY BOARD      DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED    MEMBER*            HELD
--------------------------------------------------------------------------------
**Charles B.  Director,    Director  142                None
Johnson (72)  President    since
One Franklin  and Chief    1969,
Parkway       Executive    President
San Mateo,    Officer-     since
CA 94403-1906 Investment   1984
              Management   and
                           Chief
                           Executive
                           Officer-Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
**Rupert H.   Director     Since     125                None
Johnson, Jr.  and Vice     1983
(64)          President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Harmon E.     Vice         Since     Not                None
Burns (59)    President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
James M.      Chief        Since     Not                None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------
Laura         Treasurer    Since     Not                None
Fergerson                  July      Applicable
(42)                       2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------
Martin L.     Vice         Since     Not                None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Jimmy D.      Senior Vice   Since      Not              None
Gambill (57)  President     2002       Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
David P.      Vice         Since     Not                None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------
Barbara J.    Vice         Since     Not                None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------
Michael O.    Vice         Since     Not                Director, FTI
Magdol (67)   President -  2002      Applicable         Banque, Arch
600 Fifth     AML                                       Chemicals, Inc.
Avenue        Compliance                                and Lingnan
Rockefeller                                             Foundation
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
Murray L.     Vice         Since     Not                None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------
Galen G.      Chief        Since     Not                None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Funds under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Custodian Funds pay noninterested board members $1,550 per month plus $1,500 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by Custodian Funds are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by Custodian Funds and by Franklin Templeton Investments.



                                         TOTAL FEES     NUMBER OF BOARDS
                        TOTAL FEES       RECEIVED FROM  IN FRANKLIN
                        RECEIVED         FRANKLIN       TEMPLETON
                        FROM THE         TEMPLETON      INVESTMENTS ON
                        FUNDS/1          INVESTMENTS/2  WHICH EACH
NAME                      ($)                 ($)       SERVES/3
-----------------------------------------------------------------------
Harris J. Ashton        28,365                              46
S. Joseph Fortunato     26,812                              47
Edith E. Holiday        37,073                              33
Gordon S. Macklin       28,365                              46

1. For the fiscal year ended September 30, 2004.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Funds on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                                                    IN THE FRANKLIN
                          DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND   COMPLEX
-----------------------------------------------------------------------
Harris J. Ashton                                    Over $100,000
-----------------------------------------------------------------------
S. Joseph Fortunato                                 Over $100,000
-----------------------------------------------------------------------
Edith E. Holiday                                    Over $100,000
-----------------------------------------------------------------------
Gordon S. Macklin                                   Over $100,000
-----------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                                                    IN THE FRANKLIN
                          DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND   COMPLEX
-----------------------------------------------------------------------
Charles B. Johnson                                  Over $100,000
-----------------------------------------------------------------------
Rupert H. Johnson, Jr.                              Over $100,000
-----------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Funds' independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Funds: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.


The Funds' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Funds' address at:

P.O. Box 997151
Sacramento, CA 95899-9983


During the fiscal year ended September 30, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------


The board of directors of the Custodian Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. (Advisers), in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of each Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Franklin Advisers, Inc. is the manager of the Funds, except for Growth Fund. Growth Fund's manager is Franklin Investment Advisory Services, Inc. Each manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the Adviser is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by each manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to each manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of each Fund's shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the DynaTech Fund was considered in reference to a peer group of science and technology funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to science and technology funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the DynaTech Fund in relation to those within the relevant peer group of science and technology funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Growth Fund was considered in reference to a peer group of multi-cap core funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap core funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Growth Fund in relation to those within the relevant peer group of multi-cap core funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Income Fund was considered in reference to a peer group of income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Income Fund in relation to those within the relevant peer group of income funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Utilities Fund was considered in reference to a peer group of utilities funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to utilities funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Utilities Fund in relation to those within the relevant peer group of utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the U.S. Government Securities Fund was considered in reference to the universe of retail and institutional Ginnie Mae funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this universe, in comparison to those particular indices relevant to retail and institutional GNMA funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the U.S. Government Securities Fund in relation to those within the relevant peer group of GNMA and U.S. mortgage funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to each manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the managers and their affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGERS' PROFITABILITY. The directors considered each manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by each manager that address profitability from their overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which each manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered each manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

  o 5/96 of 1% of the value of net assets up to and including $100 million;

  o 1/24 of 1% of the value of net assets over $100 million and not over $250 million;

  o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion;

  o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion;

  o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion;

  o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion;

  o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

  o 3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the Funds paid the following management fees:


                            MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------
                                       2004/1        2003/2       2002
-------------------------------------------------------------------------
DynaTech Fund                        3,433,798    2,629,072   2,913,459
Growth Fund                          9,564,865    7,978,241   9,853,877
Income Fund                          92,670,752  52,366,332  38,941,995
Utilities Fund                       8,294,605    6,532,837   6,459,602
U.S. Government Securities Fund      37,759,123  42,902,198  36,092,522
-------------------------------------------------------------------------

1. For the fiscal year ended September 30, 2004, management fees for DynaTech Fund, Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $3,538,708, $9,636,620, $93,216,573,
$8,324,996 and $38,274,365, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal year ended September 30, 2003, management fees for DynaTech Fund, Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $2,710,361, $8,011,219, $52,892,393,
$6,576,315 and $43,336,726, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' managers and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The managers pay FT Services a monthly fee equal to an annual rate of:

 o 0.15% of each Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the managers paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
------------------------------------------------------------------
                                  2004       2003        2002
------------------------------------------------------------------
DynaTech Fund                     997,989     760,627     822,730
Growth Fund                     2,128,990   1,862,706   2,188,486
Income Fund                     16,642,562  9,139,241   6,998,179
Utilities Fund                  1,907,862   1,610,253   1,614,189
U.S. Government Securities Fund 6,928,248   7,755,229   6,788,690

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Custodian Funds' independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Custodian Funds' Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the managers responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The managers may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out thier investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.


Since most purchases by the U.S. Government Securities Fund are principal transactions at net prices, the U.S. Government Securities Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the managers' research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended September 30, the Funds paid the following brokerage commissions:



                                        BROKERAGE COMMISSIONS($)
----------------------------------------------------------------
                                   2004       2003      2002
----------------------------------------------------------------
DynaTech Fund                      315,107    364,851   238,307
Growth Fund                         80,255    611,279   444,658
Income Fund                      6,959,047  6,650,153 4,345,956
Utilities Fund                     900,401  1,231,724 1,312,977
U.S. Government Securities Fund        0          0         0

For the fiscal year ended September 30, 2004, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------
DynaTech Fund                           X                X
Growth Fund
Income Fund
Utilities Fund
U.S. Government Securities              0                0
Fund

As of September 30, 2004, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on DISTRIBUTIONS AND TAXES for more information on qualified, interest-related and short-term capital gain dividends.


DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities. These descriptions apply to the DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A, B, B1 & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


Non-U.S. Investors NON-U.S. INVESTORS MAY BE SUBJECT TO U.S. WITHHOLDING OR
      ESTATE TAX, AND ARE SUBJECT TO SPECIAL U.S. TAX CERTIFICATION
      REQUIREMENTS.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. THE UNITED STATES
      IMPOSES A FLAT 30% WITHHOLDING TAX (OR A TAX AT A LOWER TREATY RATE) ON ORDINARY DIVIDEND INCOME PAID BY A FUND TO NON-U.S. INVESTORS. THE AMERICAN JOBS CREATION ACT OF 2004 (2004 TAX ACT) GENERALLY EXEMPTS FROM U.S. WITHHOLDING TAX DIVIDENDS OF U.S. SOURCE INTEREST INCOME AND NET SHORT-TERM CAPITAL GAINS TO THE SAME EXTENT THAT SUCH INCOME AND GAINS WOULD BE EXEMPT IF EARNED DIRECTLY BY THE NON-U.S. INVESTOR. ORDINARY DIVIDENDS PAID BY A FUND TO NON-U.S. INVESTORS ON THE INCOME EARNED ON PORTFOLIO INVESTMENTS IN (I) THE STOCK OF DOMESTIC AND FOREIGN CORPORATIONS, AND (II) THE DEBT OF FOREIGN ISSUERS CONTINUE TO BE SUBJECT TO U.S. WITHHOLDING TAX.

INTEREST-RELATED DIVIDENDS PAID BY A FUND FROM QUALIFIED INTEREST INCOME ARE NOT
      SUBJECT TO U.S. TAX WHEN PAID TO A NON-U.S. INVESTOR UNLESS SUCH INCOME IS EITHER EFFECTIVELY CONNECTED WITH A U.S. TRADE OR BUSINESS OR THE INVESTOR FAILS TO CERTIFY THAT THEY ARE NOT A U.S. PERSON. THE AGGREGATE AMOUNT THE FUND MAY DESIGNATE AS AN INTEREST-RELATED DIVIDEND IS LIMITED TO THE FUND'S QUALIFIED NET INTEREST INCOME, WHICH EQUALS THE FUND'S QUALIFIED INTEREST INCOME LESS ALLOCABLE EXPENSES. "QUALIFIED INTEREST INCOME" INCLUDES, IN GENERAL, THE SUM OF THE FUND'S U.S. SOURCE: 1) BANK DEPOSIT INTEREST, 2) SHORT-TERM ORIGINAL ISSUE DISCOUNT (OID), 3) INTEREST (INCLUDING OID, MARKET OR ACQUISITION DISCOUNT) ON AN OBLIGATION IN REGISTERED FORM (UNLESS IT IS EARNED ON AN OBLIGATION ISSUED BY A CORPORATION OR PARTNERSHIP IN WHICH THE FUND IS A 10-PERCENT SHAREHOLDER OR PARTNER), AND 4) ANY INTEREST-RELATED DIVIDEND PASSED THROUGH FROM ANOTHER REGULATED INVESTMENT COMPANY.

THE 2004 TAX ACT FURTHER EXEMPTS FROM U.S. WITHHOLDING TAX ORDINARY DIVIDENDS
      PAID BY A FUND FROM NET SHORT-TERM CAPITAL GAINS (SHORT-TERM CAPITAL GAIN DIVIDENDS). CAPITAL GAIN DISTRIBUTIONS PAID BY THE FUND FROM NET LONG-TERM CAPITAL GAINS ARE ALSO GENERALLY EXEMPT FROM U.S. WITHHOLDING TAX. THESE SHORT-TERM CAPITAL GAIN DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS (OTHER THAN CERTAIN GAINS REALIZED ON THE DISPOSITION OF U.S. REAL PROPERTY INTERESTS) ARE EXEMPT FROM A U.S. WITHHOLDING TAX UNLESS:
o     THE GAIN IS EFFECTIVELY CONNECTED WITH THE CONDUCT OF A TRADE OR
      BUSINESS IN THE UNITED STATES, IN WHICH CASE THE NON-U.S. INVESTOR IS TAXABLE IN THE U.S. ON A NET BASIS, OR
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

IN ADDITION, ANY DIVIDENDS, DISTRIBUTIONS AND ANY PROCEEDS FROM THE SALE OF A
      NON-U.S. INVESTOR'S SHARES WILL BE SUBJECT TO BACKUP WITHHOLDING AT A RATE OF 28% IF THE INVESTOR FAILS TO PROPERLY CERTIFY THAT THEY ARE NOT A U.S. PERSON. SEE THE DISCUSSION BELOW FOR Backup withholding.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on October 1, 2005 and ending on September 30, 2008.

U.S. ESTATE TAX. THE 2004 TAX ACT ALSO PROVIDES A PARTIAL EXEMPTION FROM U.S.
      ESTATE TAX FOR SHARES IN A FUND HELD BY AN ESTATE OF A NON-RESIDENT DECEDENT. THE AMOUNT TREATED AS EXEMPT IS BASED ON THE PROPORTION OF THE ASSETS HELD BY THE FUND AT THE END OF THE QUARTER IMMEDIATELY PRECEDING THE DECEDENT'S DEATH THAT ARE TREATED AS PROPERTY GENERATING QUALIFIED INTEREST INCOME OR CONSTITUTE OTHER PROPERTY NOT WITHIN THE UNITED STATES. THIS PROVISION APPLIES TO DECEDENTS DYING AFTER DECEMBER 31, 2004 AND BEFORE JANUARY 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

THE PROVISIONS DEALING WITH A PARTIAL EXEMPTION FROM U.S. ESTATE TAX THAT WERE
      CONTAINED IN THE 2004 TAX ACT ARE SCHEDULED TO SUNSET ON DECEMBER 31, 2007, UNLESS EXTENDED OR MADE PERMANENT BEFORE THIS DATE.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


NON-U.S. INVESTORS HAVE SPECIAL U.S. TAX CERTIFICATION REQUIREMENTS TO AVOID
      BACKUP WITHHOLDING, AND IF APPLICABLE, TO OBTAIN THE BENEFIT OF ANY INCOME TAX TREATY BETWEEN THE NON-U.S. INVESTOR'S COUNTRY OF RESIDENCE AND THE UNITED STATES. TO CLAIM THESE TAX BENEFITS, THE NON-U.S. INVESTOR MUST PROVIDE A PROPERLY COMPLETED FORM W-8BEN (OR OTHER FORM W-8, WHERE APPLICABLE, OR THEIR SUBSTITUTE FORMS) TO ESTABLISH HIS OR HER STATUS AS AN NON-U.S. INVESTOR, TO CLAIM BENEFICIAL OWNERSHIP OVER THE ASSETS IN THE ACCOUNT, AND TO CLAIM, IF APPLICABLE, A REDUCED RATE OF OR EXEMPTION FROM WITHHOLDING TAX UNDER THE APPLICABLE TREATY. A FORM W-8BEN PROVIDED WITHOUT A U.S. TAXPAYER IDENTIFICATION NUMBER REMAINS IN EFFECT FOR A PERIOD OF THREE YEARS BEGINNING ON THE DATE THAT IT IS SIGNED AND ENDING ON THE LAST DAY OF THE THIRD SUCCEEDING CALENDAR YEAR. HOWEVER, NON-U.S. INVESTORS MUST ADVISE THE FUND OF ANY CHANGES OF CIRCUMSTANCES THAT WOULD RENDER THE INFORMATION GIVEN ON THE FORM INCORRECT, AND MUST THEN PROVIDE A NEW W-8BEN TO AVOID THE PROSPECTIVE APPLICATION OF BACKUP WITHHOLDING. FORMS W-8BEN WITH U.S. TAXPAYER IDENTIFICATION NUMBERS REMAIN VALID INDEFINITELY, OR UNTIL THE INVESTOR HAS A CHANGE OF CIRCUMSTANCES THAT RENDERS THE FORM INCORRECT AND NECESSITATES A NEW FORM AND TAX CERTIFICATION.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under NON-U.S. INVESTORS for more information on these dividends.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS: It is anticipated that a portion or all of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

o U.S. GOVERNMENT SECURITIES FUND: Because the income of this Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

o   DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS:


DERIVATIVES. Each Fund is permitted to invest in certain option contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.


o  ALL FUNDS.
SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. Custodian Funds was organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and is registered with the SEC.

The Growth, Utilities, and U.S. Government Securities Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. DynaTech Fund currently offers three classes of shares, Class A, Class B and Class C. The Income Fund currently offers six classes of shares, Class A, Class B, Class B1, Class C, Class R and Advisor Class. The Funds may offer additional classes of shares in the future. The full title of each class is:

o DynaTech Fund - Class A
o DynaTech Fund - Class B
o DynaTech Fund - Class C
o Growth Fund - Class A
o Growth Fund - Class B
o Growth Fund - Class C
o Growth Fund - Class R
o Growth Fund - Advisor Class
o Income Fund - Class A
o Income Fund - Class B
o Income Fund - Class B1
o Income Fund - Class C
o Income Fund - Class R
o Income Fund - Advisor Class
o Utilities Fund - Class A
o Utilities Fund - Class B
o Utilities Fund - Class C
o Utilities Fund - Class R
o Utilities Fund - Advisor Class
o U.S. Government Securities Fund - Class A
o U.S. Government Securities Fund - Class B
o U.S. Government Securities Fund - Class C
o U.S. Government Securities Fund - Class R
o U.S. Government Securities Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Custodian Funds for matters that affect the Custodian Funds as a whole. Additional series may be offered in the future.

Custodian Funds has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of the Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of November 8, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS   PERCENTAGE (%)
-------------------------------------------------------------------
GROWTH FUND
FTB&T Trustee for Defined             Class R          5.23
Contribution Services
Infra-Metals Co. 401K Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trustee for Defined             Class R          5.35
Contribution Services
Chartered Semiconductor MFG, Inc.
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trustee for Defined             Class R          5.79
Contribution Services
Compair USA, Inc. 401K Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trust Services FBO              Advisor          6.76
Rupert H. Johnson Jr.                  Class
P.O. Box 5086 San Mateo, CA 94402-0086

FTB&T Trustee for Defined             Advisor          10.48
Contribution Services                  Class
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Corefolio          Advisor          60.75
Allocation Fund                        Class
Franklin Templeton Fund Allocator
Series
500 East Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

INCOME FUND
FTB&T Trustee for Defined             Class R          6.57
Contribution Services
Western Forge & Flange Co. 401K
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

Franklin Templeton Founding Funds     Advisor          82.26
Allocation Fund                        Class
Franklin Templeton Fund Allocator
Series
500 East Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

UTILITIES FUND
FTB&T Trustee for Defined             Class R          5.94
Contribution Services
American Pacific Corporation 401K
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Custodian for Beneficiary       Class R          6.41
IRA of
Deane J. Overmyer
Beneficiary Cathy L. Overmyer
194 Molitas Road
Danville, CA 94526-2822

Litco International, Inc.             Class R          8.24
401k Profit Sharing Plan
1 Litco Drive
Vienna, OH 44473-9600

ING Insurance & Annuity Co.           Class R          14.56
Separate Account F
151 Farmington Avenue
Hartford, CT 06156-0001

FTB&T Trustee for Defined             Advisor          8.14
Contribution Services                  Class
Franklin Resources Profit Sharing
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

U.S. GOVERNMENT FUND
Moderate Target Fund                  Advisor          5.93
Franklin Templeton Fund Allocator      Class
960 Park Place, 4th Floor
San Mateo, CA 94403-1907

UFJ Trust Bank Limited                Advisor          59.17
Securities Administration              Class
7-2 Nihonbashi-Koamicho Chou-Ku
Tokyo, Japan 103-8533


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Funds, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of November 8, 2004, the officers and board members, as a group, owned of record and beneficially 7% of the outstanding shares of the Growth Fund - Advisor Class and less than 1% of the other Funds classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES For DynaTech and Growth Funds, the maximum initial sales charge is 5.75% for Class A. For Income, Utilities and U.S. Government Securities Funds, the maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B, B1, C and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.




LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days (90 days, effective February 1, 2005):


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005)from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days, effective February 1, 2005)from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:




o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Funds are a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Funds are permissible and suitable for you and the effect, if any, of payments by the Funds on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


Class C shares may be purchased without limit or CDSC by the Franklin Templeton Charitable Giving Fund.

RETIREMENT PLANS. Class A shares at NAV are available for:
o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan ("the Plan") if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.




SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

FOR DYNATECH AND GROWTH FUNDS:
SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                  0

FOR INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES
FUNDS:
SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $100,000                  2.0
$100,000 but less than $400,000                 1.0
$400,000 or more                                  0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

FOR DYNATECH AND GROWTH FUNDS Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

FOR INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES FUNDS Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.

For Class B and B1 shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B OR B1  THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM                   AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors in an Employer Sponsored Retirement Plan if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan


o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B or B1)


   Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B and B1)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B and B1, this applies to all retirement plan accounts, not only IRAs)


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Funds. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.


The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended September 30:


                                                         AMOUNT RECEIVED
                             TOTAL           AMOUNT       IN CONNECTION
                             COMMISSIONS  RETAINED BY   WITH REDEMPTIONS
                             RECEIVED     DISTRIBUTORS   AND REPURCHASES
                             ($)              ($)              ($)
--------------------------------------------------------------------------
2004
DynaTech Fund                 1,171,665     174,864          40,133
Growth Fund                   3,231,652     462,440          255,642
Income Fund                  147,978,793   16,419,737       6,227,247
Utilities Fund                2,780,701     272,848          253,057
U.S. Government Securities    8,569,557     853,545         2,015,412
Fund

2003
DynaTech Fund                  706,632       89,542          25,113
Growth Fund                   3,300,853     417,205          297,726
Income Fund                  92,223,861    7,411,046        3,530,938
Utilities Fund                4,276,129     296,421          196,464
U.S. Government Securities   19,536,403    1,531,970        2,568,474
Fund

2002
DynaTech Fund                  663,287       82,725          24,456
Growth Fund                   4,512,253     567,316          289,029
Income Fund                  46,166,082    2,490,479        2,353,842
Utilities Fund                1,535,211      77,567          76,295
U.S. Government Securities   20,663,377    1,142,267        1,043,910
Fund


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. DynaTech and Growth Funds may pay up to 0.25% per year of Class A's average daily net assets. Income, Utilities, and U.S. Government Securities Funds may pay up to 0.15% per year of Class A's average daily net assets.

In implementing the Class A plans, the board has determined that the annual fees payable under the Growth Fund's and DynaTech Fund's Class A plans, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class A shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class A shares of the Fund that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under Growth Fund's and DynaTech Fund's Class A plans. With respect to Income and Utilities Funds, the annual fees payable under their respective Class A plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Fund's Class A shares, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Fund's Class A shares. With respect to U.S. Government Securities Fund, the annual fees payable under it's Class A plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Fund's Class A shares, and (ii) the amount obtained by multiplying 0.05% by the Old Assets of such Fund. These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% with respect to Income, Utilities and U.S. Government Securities Funds is reached on a yearly basis, up to an additional 0.02% could be paid to Distributors under their respective Class A plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for Growth and DynaTech Funds; 0.12% (0.10% plus 0.02%) for Income and Utilities Funds; and 0.07% (0.05% plus 0.02%) for U.S. Government Securities Fund of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed the maximum allowable under each Class A plan). While this is the currently anticipated calculation for fees payable under the Class A plans, the plans permit the board to allow Growth and DynaTech Funds to pay a full 0.25% and Income, Utilities, and U.S. Government Securities Funds to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plans.

The Class A plan is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended September 30, 2004, the amounts paid by the Funds pursuant to the plan were:

                                   DYNATECH   GROWTH     INCOME
                                   FUND       FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            40,014    135,146    347,274
Printing and mailing
prospectuses                            1,675      9,799     10,388
  other than to current
shareholders
Payments to underwriters               17,572     50,959    227,954
Payments to broker-dealers          1,430,071  3,463,615 16,168,085
Other                                  67,811    223,072    444,805
--------------------------------------------------------------------
Total                               1,557,143  3,882,591 17,198,506
--------------------------------------------------------------------

                                                U.S.
                                    UTILITIES   GOVERNMENT
                                    FUND        FUND
--------------------------------------------------------------------
                                      ($)        ($)
--------------------------------------------------------------------
Advertising                            67,747    336,072
Printing and mailing
prospectuses                            3,413     18,296
  other than to current
shareholders
Payments to underwriters               33,020    116,829
Payments to broker-dealers          1,681,365  7,486,176
Other                                 140,587    653,476
--------------------------------------------------------------------
Total                               1,926,132  8,610,849
--------------------------------------------------------------------


 THE CLASS B, B1, C AND R PLANS. Under the Class B plan, DynaTech, Growth and Income Funds pay Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees); and Utilities and U.S. Government Securities Fund pay Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class B1 plan, Income Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class C plan, DynaTech and Growth Funds pay Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees); and Income, Utilities and U.S. Government Securities Funds pay Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class R plan, Growth, Income, Utilities and U.S. Government Securities Funds pay Distributors up to 0.50% per year of the class's average daily net assets.

 The Class B, B1, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, B1, C and R shares. Class B and B1 plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

 The Class B, B1, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan the amounts paid by the Funds pursuant to the plan for the fiscal year ended September 30, 2004, were:

                                     DYNATECH   GROWTH     INCOME
                                     FUND       FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                             1,445     10,452    370,455
Printing and mailing
prospectuses                               38        729      8,423
  other than to current
shareholders
Payments to underwriters                1,206      6,189    258,632
Payments to broker-dealers            137,892  1,139,395 25,378,678
Other                                   2,183     19,198    226,740
--------------------------------------------------------------------
Total                                 142,764  1,175,963 26,242,928
--------------------------------------------------------------------

                                                 U.S.
                                      UTILITIES  GOVERNMENT
                                      FUND       FUND
--------------------------------------------------------------------
                                        ($)        ($)
--------------------------------------------------------------------
Advertising                            14,764     54,479
Printing and mailing
prospectuses                              257      2,605
  other than to current
shareholders
Payments to underwriters                7,824     27,123
Payments to broker-dealers            656,366  3,943,261
Other                                  16,497    102,596
--------------------------------------------------------------------
Total                                 695,708  4,130,064
--------------------------------------------------------------------

Under the Class B1 plan, the amounts paid by the Income Fund pursuant to the plan for the fiscal year ended September 30, 2004, were:

                                   INCOME FUND
----------------------------------------------
                                      ($)
----------------------------------------------
Advertising                                 -
Printing and mailing
prospectuses                                -
  other than to current
shareholders
Payments to underwriters                    -
Payments to broker-dealers          3,307,364
Other                                       -
----------------------------------------------
Total                               3,307,364
----------------------------------------------

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended September 30, 2004, were:

                                   DYNATECH   GROWTH     INCOME
                                   FUND        FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                             7,775     24,491  1,019,115
Printing and mailing
prospectuses                              290      1,710     17,239
  other than to current
shareholders
Payments to underwriters                4,115     10,269    558,257
Payments to broker-dealers            728,253  2,738,910 29,005,790
Other                                  10,879     39,762    945,693
--------------------------------------------------------------------
Total                                 751,312  2,815,142 31,546,094
--------------------------------------------------------------------

                                                U.S.
                                   UTILITIES    GOVERNMENT
                                     FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)
--------------------------------------------------------------------
Advertising                            73,127     82,571
Printing and mailing
prospectuses                              939      2,892
  other than to current
shareholders
Payments to underwriters               37,494     38,830
Payments to broker-dealers          1,435,267  4,505,983
Other                                  70,694    126,642
--------------------------------------------------------------------
Total                               1,617,521  4,756,918
--------------------------------------------------------------------

Under the Class R plan, the amounts paid by the Income, Utilities and U.S. Government Funds pursuant to the plan for the fiscal year ended September 30, 2004, were:

                                                                U.S.
                                   GROWTH   INCOME   UTILITIES  GOVERNMENT
                                    FUND      FUND     FUND     FUND
------------------------------------------------------------------------
                                     ($)      ($)      ($)       ($)
------------------------------------------------------------------------
Advertising                       5,922     10,052   419      12,265
Printing and mailing
prospectuses                      146       229      5        222
  other than to current
shareholders
Payments to underwriters          3,151     9,715    291      10,377
Payments to broker-dealers        74,247    216,036  4,798    234,755
Other                             6,111     15,039   575      19,178
------------------------------------------------------------------------
Total                             89,577    251,071  6,088    276,797
------------------------------------------------------------------------


THE CLASS A, B, B1, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

The Income Fund began offering shares in a new Class B on 11/01/01. Prior to that date, the Fund offered shares in Class B with lower Rule 12b-1 expenses. That share class has since been renamed Class B1 and is closed to new investors. The new Class B performance shown reflects a restatement of the old Class B (now Class B1) performance to include the Rule 12b-1 fee applicable to the new Class B as though it was in effect from the inception of old Class B (now Class B1) shares. Effective January 1, 2002, the Growth Fund, Income Fund, Utilities Fund, and U.S. Government Securities Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended September 30, 2004, were:

                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                       2.85         -1.10         9.97
Growth Fund                         7.37         -1.06         8.72
Income Fund                        10.58         9.38          9.31
Utilities Fund                     15.29         6.96          8.84
U.S. Government
 Securities Fund                   -0.91         5.37          6.45

                                                           SINCE
CLASS B                         1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
DynaTech  Fund        2/1/00        4.23           -           -5.41
Growth Fund           1/1/99        9.11         -0.99         0.15
Income Fund           1/1/99       10.59         8.93          7.85
Utilities Fund        1/1/99       15.71         7.08          4.25
U.S. Government
Securities Fund       1/1/99       -1.01         5.37          4.85

                                                           SINCE
CLASS B1                        1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
Income Fund           1/1/99       10.90         9.51          8.41

                                                           SINCE
CLASS C                          1 YEAR (%)     5 YEARS    INCEPTION (%)
                                             (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96       7.27         -0.66         7.37
Growth Fund           5/1/95       12.07         -0.62         7.64
Income Fund           5/1/95       13.85         9.84          9.34
Utilities Fund        5/1/95       21.63         7.85          8.68
U.S. Government
Securities Fund       5/1/95        1.93         5.71          5.99

CLASS R                          1 YEAR (%)     5 YEARS    10 YEARS (%)
                                             (%)
-------------------------------------------------------------------------
Growth Fund                        12.65         -0.13         9.07
Income Fund                        14.25         9.80          9.25
Utilities Fund                     19.02         7.52          8.85
U.S. Government
Securities Fund                     2.10         5.87          6.42


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns after taxes on distributions for the indicated periods ended September 30, 2004, were:

                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                       2.85         -1.51         9.25
Growth Fund                         7.35         -1.53         8.12
Income Fund                         8.08         6.21          5.95
Utilities Fund                     13.85         4.88          6.38
U.S. Government
 Securities Fund                   -2.74         3.04          3.83

                                                           SINCE
CLASS B                         1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
DynaTech  Fund        2/1/00        4.23           -           -5.65
Growth Fund           1/1/99        9.11         -1.35         -0.16
Income Fund           1/1/99        8.30         6.04          4.98
Utilities Fund        1/1/99       14.38         5.14          2.37
U.S. Government
Securities Fund       1/1/99       -2.72         3.21          2.67

                                                           SINCE
CLASS B1                        1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
Income Fund           1/1/99        8.49         6.50          5.42

                                                           SINCE
CLASS C                          1 YEAR (%)     5 YEARS    INCEPTION (%)
                                             (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96       7.27         -0.91         6.84
Growth Fund           5/1/95       12.06         -0.93         7.22
Income Fund           5/1/95       11.45         6.87          6.24
Utilities Fund        5/1/95       20.26         5.93          6.42
U.S. Government
Securities Fund       5/1/95        0.22         3.57          3.62

CLASS R                          1 YEAR (%)     5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------------------------
Growth Fund                        12.65         -0.60         8.47
Income Fund                        11.74         6.68          5.95
Utilities Fund                     17.64         5.49          6.45
U.S. Government
Securities Fund                     0.33         3.61          3.87


The following SEC formula was used to calculate these figures:
      n
P(1+T) = ATV
            D
where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return (after taxes on distributions)
n     =    number of years

ATV   = ending value of a hypothetical $1,000 payment made at the beginning of
   D each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon the sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended September 30, 2004, were:

                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                       1.85         -1.18         8.42
Growth Fund                         4.81         -1.09         7.40
Income Fund                         6.98         6.06          5.86
Utilities Fund                     10.08         4.78          6.20
U.S. Government
 Securities Fund                   -0.62         3.13          3.86

                                                           SINCE
CLASS B                         1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
DynaTech  Fund        2/1/00        2.75           -           -4.66
Growth Fund           1/1/99        5.92         -0.96         0.02
Income Fund           1/1/99        7.00         5.86          4.92
Utilities Fund        1/1/99       10.35         4.98          2.54
U.S. Government
Securities Fund       1/1/99       -0.68         3.25          2.77

                                                           SINCE
CLASS B1                        1 YEAR (%)   5 YEARS (%)   INCEPTION (%)
-------------------------------------------------------------------------
Income Fund           1/1/99        7.20         6.28          5.32

                                                           SINCE
CLASS C                          1 YEAR (%)    5 YEARS (%) INCEPTION (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96       4.72         -0.71         6.15
Growth Fund           5/1/95        7.84         -0.62         6.54
Income Fund           5/1/95        9.12         6.60          6.09
Utilities Fund        5/1/95       14.16         5.65          6.18
U.S. Government
Securities Fund       5/1/95        1.23         3.55          3.63

CLASS R                          1 YEAR (%)     5 YEARS (%) 10 YEARS (%)
-------------------------------------------------------------------------
Growth Fund                         8.22         -0.31         7.72
Income Fund                         9.37         6.46          5.86
Utilities Fund                     12.51         5.30          6.25
U.S. Government
Securities Fund                     1.34         3.61          3.89


The following SEC formula was used to calculate these figures:
      n
P(1+T) = ATV
            DR
where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return (after taxes on
           distributions and redemptions)

n     =    number of years

ATV   =    ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 2004, were:

                   INCEPTION
CLASS A               DATE    1 YEAR (%)  5 YEARS (%)      10 YEARS (%)
--------------------------------------------------------------------------
DynaTech Fund                    2.85          -5.36           158.65
Growth Fund                      7.37          -5.17           130.75
Income Fund                      10.58         56.56           143.55
Utilities Fund                   15.29         39.97           133.20
U.S. Government
 Securities Fund                 -0.91         29.88           86.90

                                                           SINCE
CLASS B                       1 YEAR (%)  5 YEARS (%)      INCEPTION (%)
--------------------------------------------------------------------------
DynaTech  Fund      2/1/00       4.23            -             -22.86
Growth Fund         1/1/99       9.11          -4.84            0.89
Income Fund         1/1/99       10.59         53.37           54.41
Utilities Fund      1/1/99       15.71         40.75           27.03
U.S. Government
Securities Fund     1/1/99       -1.01         29.92           31.28

                                                           SINCE
CLASS B1                      1 YEAR (%)  5 YEARS (%)      INCEPTION (%)
--------------------------------------------------------------------------
Income Fund         1/1/99       10.90         57.52           59.06

                                                           SINCE
CLASS C                       1 YEAR (%)     5 YEARS (%)   INCEPTION (%)
--------------------------------------------------------------------------
DynaTech Fund       9/16/96      7.27          -3.26           77.16
Growth Fund         5/1/95       12.07         -3.06           100.13
Income Fund         5/1/95       13.85         59.90           131.86
Utilities Fund      5/1/95       18.76         42.60           111.73
U.S. Government
Securities Fund     5/1/95       1.93          31.97           73.00

CLASS R                       1 YEAR (%)     5 YEARS (%)    10 YEARS (%)
--------------------------------------------------------------------------
Growth Fund                      12.65         -0.62           138.20
Income Fund                      14.25         59.57           142.19
Utilities Fund                   19.02         43.67           133.51
U.S. Government
Securities Fund                  2.10          33.00           86.39

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended September 30, 2004, were:

CLASS A                                YIELD (%)
-------------------------------------------------------
Income Fund                               4.69
Utilities Fund                            3.70
U.S. Government Securities Fund           4.11

CLASS B
-------------------------------------------------------
Income Fund                               4.05
Utilities Fund                            3.36
U.S. Government Securities Fund           3.76

CLASS B1
-------------------------------------------------------
Income Fund                               4.40

CLASS C
-------------------------------------------------------
Income Fund                               4.40
Utilities Fund                            3.36
U.S. Government Securities Fund           3.76

CLASS R
-------------------------------------------------------
Income Fund                               4.55
Utilities Fund                            3.50
U.S. Government Securities Fund           3.91


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended September 30, 2004, were:



CLASS A                                 DISTRIBUTION RATE(%)
-----------------------------------------------------------
Income Fund                                   6.17
Utilities Fund                                3.81
U.S. Government Securities Fund               4.18

CLASS B
-----------------------------------------------------------
Income Fund                                   5.68
Utilities Fund                                3.50
U.S. Government Securities Fund               3.87

CLASS B1
-----------------------------------------------------------
Income Fund                                   5.95

CLASS C
-----------------------------------------------------------
Income Fund                                   5.93
Utilities Fund                                3.50
U.S. Government Securities Fund               3.86

CLASS R
-----------------------------------------------------------
Income Fund                                   6.15
Utilities Fund                                3.66
U.S. Government Securities Fund               4.01

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

   Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston (CSFB) LLC, JP Morgan, Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Fund may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Fund may be compared to:

o Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

o Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology.

Income Fund and U.S. Government Securities Fund may be compared to:

o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Fund, with over $9.1 billion in assets and more than 300,000 shareholder accounts as of September 30, 2003, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.

U.S. Government Securities Fund offers investors the opportunity to invest in Ginnie Maes, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

3. Utilities Fund has paid uninterrupted dividends for the past 55 years. Over the life of Utilities Fund, dividends have increased in 29 of the last 55 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Fund, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the fund has been continuously managed by the same portfolio manager since 1988.

4. Income Fund has paid uninterrupted dividends for the past 55 years.

5. Growth Fund offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Fund made the 1989, 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------


The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $371 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.








































FRANKLIN CUSTODIAN FUNDS, INC.
FRANKLIN GROWTH FUND
FRANKLIN INCOME FUND
FRANKLIN UTILITIES FUND
FRANKLIN U.S. GOVERNMENT SECURITIES FUND


ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2005


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated February 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in Franklin Custodian Funds, Inc.'s (Custodian Funds) Annual Report to Shareholders, for the fiscal year ended September 30, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . . . . .
Officers and Directors  . . . . . . . . . . . . .
Proxy Voting Policies and Procedures . . . . . .
Management and Other Services . . . . . . . . . .
Portfolio Transactions . . . . . . . . . . . . .
Distributions and Taxes . . . . . . . . . . . .
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . .
Buying and Selling Shares . . . . . . . . . . .
The Underwriter . . . . . . . . . . . . . . . .
Performance . . . . . . . . . . . . . . . . . .
Miscellaneous Information . . . . . . . . . . .
Description of Ratings . . . . . . . . . . . . .



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o     ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Funds make an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of the Funds' policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Custodian Funds may not:

1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S. Government Securities Fund, may be loaned to broker-dealers or other institutional investors as discussed under "Loans of portfolio securities." For additional information relating to this policy see discussions under "Loan participations" and "Illiquid securities."

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, Income and Utilities Funds also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Fund will concentrate its investments in the utilities industry.)

6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market Fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

FRANKLIN GROWTH FUND
(GROWTH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest most of its assets in the equity securities of companies that are leaders in their industries. The Fund's manager looks for securities it believes offer favorable possibilities for capital appreciation and these securities may yield little or no current income. Current income is only a secondary consideration when selecting portfolio investments.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents.

The Fund may invest in smaller capitalization companies, which generally are those with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN INCOME FUND
(INCOME FUND)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest in a diversified portfolio of equity and debt securities.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. The Fund generally invests in securities rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or unrated securities the Fund's manager determines are comparable. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be as attractive to as many buyers.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid securities."

There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within the manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities.

FRANKLIN UTILITIES FUND
(UTILITIES FUND)

The Fund's investment goals are capital appreciation and current income. These goals are fundamental, which means that they may not be changed without shareholder approval.

The Fund will normally invest substantially all of its assets in the securities of public utilities companies. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in developing new technologies related to the generation and distribution of electric power, alternative fuels for the generation of electric power and to providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.

The Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the manager, these securities appear to offer attractive opportunities for capital appreciation. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. The majority of the Fund's debt investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.

With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that the manager believes involve excessive risk.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND
(U.S. GOVERNMENT SECURITIES FUND)

The Fund's investment goal is income. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund invests in a portfolio limited to U.S. government securities and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury bonds, notes and bills, U.S. Treasury STRIPS and securities issued by U.S. government agencies. Other than investments in repurchase agreements, money market fund shares, and other temporary investments, substantially all of the Fund's investments are currently held in Government National Mortgage Association obligations (Ginnie Maes).

The Government National Mortgage Association issues mortgage-backed securities that represent interests in a pool of mortgage loans from government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. The Government National Mortgage Association guarantees the principal and interest on Ginnie Maes and this guarantee is backed by the full faith and credit of the U.S. government.

The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the Ginnie Maes or the net asset value or performance of the Fund, which will fluctuate daily with market conditions. The Fund's manager monitors the Fund's investments and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

The Fund also buys adjustable rate Ginnie Maes and other types of securities that may be issued with the guarantee of the Government National Mortgage Association. Payments to holders of Ginnie Maes consist of monthly distributions of interest and principal less the Government National Mortgage Association's and issuers' fees.

Ginnie Maes differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Ginnie Maes have historically paid higher current yields than other types of U.S. government securities with comparable maturities. These higher yields compensate investors for the higher risks involved with unscheduled prepayments of principal prior to maturity.

If held to maturity, Ginnie Maes and the other securities included in U.S. Government Securities Fund's portfolio have historically involved little risk to principal. However, due to fluctuations in market interest rates, the market value of Ginnie Maes may vary during the period of a shareholder's investment in the Fund. The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.

NON-FUNDAMENTAL INVESTMENT POLICIES


Certain words or phrases may be used in descriptions of each Fund's investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"     less than 10%
      "portion"           10% to 25%
      "significant"       25% to 50%
      "substantial"       50% to 66%
      "primary"           66% to 80%
      "predominant"       80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.



INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Funds increases and will decrease as the value of the Funds' investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Funds own, the value of the Funds' shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES Each Fund, except U.S. Government Securities Fund, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Funds, other than the U.S. Government Securities Fund, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds (except U.S. Government Securities Fund) may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

HIGH YIELD SECURITIES. Income Fund may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Utilities Fund may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality fixed-income securities also tend to be more sensitive to economic conditions than higher-quality fixed-income securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value. The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

A Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Funds are not limited in the amount of their assets that may be invested in these types of securities.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES U.S. Government Securities Fund may not buy securities of foreign issuers. Income Fund may invest up to 25% of its assets in foreign securities, and Growth Fund, Utilities Fund may invest without restriction in foreign securities if the investments are consistent with their goals and comply with their concentration and diversification policies. The Funds will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Funds may also buy the securities of foreign issuers directly in foreign markets. Utilities Fund presently has no intention of investing more than 25% of its net assets in foreign securities not publicly traded in the U.S. Growth Fund presently has no intention of investing more than 40% of its net assets in foreign securities. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for a Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Many of the risks described below also apply to investments in depositary receipts.

The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:

o political and social uncertainty (for example, regional conflicts and risk of war)

o     currency exchange rate volatility

o     pervasiveness of corruption and crime

o     delays in settling portfolio transactions

o     risk of loss arising out of the system of share registration and custody

o     comparatively smaller and less liquid than developed markets

o     dependency upon foreign economic assistance and international trade

o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID SECURITIES Each Fund, other than U.S. Government Securities Fund, may invest in illiquid securities provided that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Subject to this limitation, Custodian Funds' board of directors has authorized each Fund, except U.S. Government Securities Fund, to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities) where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. For example, restricted securities may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. Notwithstanding the managers' determinations in this regard, the board of directors will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board of directors will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INTEREST RATE To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund, except U.S. Government Securities Fund, may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Funds' custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds also continue to receive any distributions paid on the loaned securities. The Funds may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Funds will loan their securities only to parties who meet creditworthiness standards approved by the Funds' board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOAN PARTICIPATIONS Income Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that have appreciated in value since issuance or that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid securities."

Loan participations are interests in floating or variable rate senior loans (Loans) to U.S. corporations, partnerships and other entities (Borrowers) which operate in a variety of industries and geographical regions. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Fund from a bank, finance company or other similar financial services entity (Lender).

Loans in which Income Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Fund may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in the manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

MORTGAGE SECURITIES The Income Fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie
Mae). Some of the Income Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. The U.S. Government Securities Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS Each Fund, except U.S. Government Securities Fund, may write covered call options that trade on national securities exchanges. A call option gives the purchaser of the option the right to buy the security from the writer of the option at a set price during the term of the option. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

A Fund receives a premium when it writes a call option. A decline in the price of the security during the option period would offset the amount of the premium. If a call option a Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price of the option.

A Fund generally may terminate its obligation under an option by entering into a closing purchase transaction. This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

When a Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.

The managers of the Funds do not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on a Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 2004, there were no open options transactions in any Fund.

Transactions in options are generally considered "derivative securities."

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRIPPED SECURITIES The Income Fund and U.S. Government Securities Fund may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, repurchase agreements, bankers' acceptances and high-grade commercial paper issued by domestic corporations, commercial bank deposits, money market shares and other money market instruments, provided such investments are otherwise permissible investments for the Fund. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TRADE CLAIMS Income Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.


UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS Income Fund may buy and sell debt obligations and U.S. Government Securities Fund may buy and sell Ginnie Maes on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

ZERO COUPON AND PAY-IN-KIND BONDS Income Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "Debt securities-High yield securities" for more information about these bonds.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS Each Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund [Trust] and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper, Inc., Morningstar, Standard and Poors, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end;

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT AUDITORS:
      PricewaterhouseCoopers, LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS/TRUSTEES COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o     The recipient agrees not to trade on the nonpublic information received
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's Board of Directors and any material amendments shall also be reviewed and approved by the Board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the Board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Custodian Funds have a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Custodian Funds who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with Custodian Funds, and principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.



INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                    NUMBER
                                    OF
                                    PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                           LENGTH   OVERSEEN            OTHER
 NAME, AGE                 OF TIME  BY BOARD        DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED   MEMBER*             HELD
-------------------------------------------------------------------------------
Harris J.     Director     Since     142       Director, Bar-S
Ashton (72)                1976                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
S. Joseph     Director     Since     143                None
Fortunato                  1982
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
Edith E.      Director     Since     98        Director,
Holiday (52)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied products);
                                               RTI International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
Gordon S.     Director     Since     142       Director, White
Macklin (76)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------
                                    NUMBER
                                    OF
                                    PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                           LENGTH   OVERSEEN            OTHER
 NAME, AGE                 OF TIME  BY BOARD        DIRECTORSHIPS
AND ADDRESS   POSITION     SERVED   MEMBER*             HELD
-------------------------------------------------------------------------------
**Charles B.  Director,    Director  142                None
Johnson (72)  President    since
One Franklin  and Chief    1969,
Parkway       Executive    President
San Mateo,    Officer-     since
CA 94403-1906 Investment   1984
              Management   and
                           Chief
                           Executive
                           Officer-Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  Member - Office of the Chairman and  Director,  Franklin
Resources,  Inc.;  Vice  President,   Franklin  Templeton  Distributors,   Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
**Rupert H.   Director     Since     125                None
Johnson, Jr.  and Vice     1983
(64)          President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Harmon E.     Vice         Since     Not                None
Burns (59)    President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
James M.      Chief        Since     Not                None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-------------------------------------------------------------------------------
Laura         Treasurer    Since     Not                None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-------------------------------------------------------------------------------
Martin L.     Vice         Since     Not                None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Jimmy D.      Senior Vice   Since      Not              None
Gambill (57)  President     2002       Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
David P.      Vice         Since     Not                None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
Barbara J.    Vice         Since     Not                None
Green (57)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
Michael O.    Vice         Since     Not        Director, FTI
Magdol (67)   President -  2002      Applicable Banque, Arch
600 Fifth     AML                               Chemicals, Inc.
Avenue        Compliance                        and Lingnan
Rockefeller                                     Foundation
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Murray L.     Vice         Since     Not                None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
Galen G.      Chief        Since     Not                None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Funds under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Custodian Funds pay noninterested board members $1,550 per month plus $1,500 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by Custodian Funds are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by Custodian Funds and by Franklin Templeton Investments.



                                                        NUMBER OF BOARDS
                                    TOTAL FEES          IN FRANKLIN
                      TOTAL FEES    RECEIVED FROM       TEMPLETON
                      RECEIVED      FRANKLIN            INVESTMENTS ON
                      FROM THE      TEMPLETON           WHICH EACH
NAME                  FUNDS/1 ($)   INVESTMENTS/2 ($)   SERVES/3
-----------------------------------------------------------------------
Harris J. Ashton        28,365                              46
S. Joseph Fortunato     26,812                              47
Edith E. Holiday        37,073                              33
Gordon S. Macklin       28,365                              46

1. For the fiscal year ended September 30, 2004.
2. For the calendar year ended December 31, 2004.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Funds on December 31, 2004.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY    IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND   TEMPLETON FUND COMPLEX
-----------------------------------------------------------------------
Harris J. Ashton                                    Over $100,000
-----------------------------------------------------------------------
S. Joseph Fortunato                                 Over $100,000
-----------------------------------------------------------------------
Edith E. Holiday                                    Over $100,000
-----------------------------------------------------------------------
Gordon S. Macklin                                   Over $100,000
-----------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-----------------------------------------------------------------------

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY    IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND   TEMPLETON FUND
-----------------------------------------------------------------------
Charles B. Johnson                                  Over $100,000
-----------------------------------------------------------------------
Rupert H. Johnson, Jr.                              Over $100,000
-----------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Funds' independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Funds: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.

The Funds' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Funds' address at:

P.O. Box 997151
Sacramento, CA 95899-9983


During the fiscal year ended September 30, 2004, the Audit Committee met six times; the Nominating Committee did not meet.


PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of directors of the Custodian Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. (Advisers), in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of each Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.



The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Franklin Advisers, Inc. is the manager of the Funds, except for Growth Fund. Growth Fund's manager is Franklin Investment Advisory Services, Inc. Each manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the Adviser is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by each manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to each manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of each Fund's shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Growth Fund was considered in reference to a peer group of multi-cap core funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap core funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Growth Fund in relation to those within the relevant peer group of multi-cap core funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Income Fund was considered in reference to a peer group of income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Income Fund in relation to those within the relevant peer group of income funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Utilities Fund was considered in reference to a peer group of utilities funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to utilities funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Utilities Fund in relation to those within the relevant peer group of utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the U.S. Government Securities Fund was considered in reference to the universe of retail and institutional Ginnie Mae funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this universe, in comparison to those particular indices relevant to retail and institutional GNMA funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the U.S. Government Securities Fund in relation to those within the relevant peer group of GNMA and U.S. mortgage funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to each manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the managers and their affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGERS' PROFITABILITY. The directors considered each manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by each manager that address profitability from their overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which each manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered each manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o   5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million;

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion;

o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion;

o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion;

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion;

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o   3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the Funds paid the following management fees:


                                     MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------
                                       2004/1        2003/2       2002
-------------------------------------------------------------------------
Growth Fund                          9,564,865    7,978,241   9,853,877
Income Fund                          92,670,752  52,366,332  38,941,995
Utilities Fund                       8,294,605    6,532,837   6,459,602
U.S. Government Securities Fund      37,759,123  42,902,198  36,092,522

1. For the fiscal year ended September 30, 2004, management fees for Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $9,636,620, $93,216,573, $8,324,996 and $38,274,365, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal year ended September 30, 2003, management fees for Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $8,011,219, $52,892,393, $6,576,315 and $43,336,726, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' managers and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The managers pay FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the managers paid FT Services the following administration fees:


                                      ADMINISTRATION FEES PAID ($)
-----------------------------------------------------------------
                                  2004        2003       2002
-----------------------------------------------------------------
Growth Fund                      2,128,990  1,862,706  2,188,486
Income Fund                     16,642,562  9,139,241  6,998,179
Utilities Fund                   1,907,862  1,610,253  1,614,189
U.S. Government Securities       6,928,248  7,755,229  6,788,690
Fund

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Custodian Funds' independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Custodian Funds' Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the managers responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The managers may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may cause the Funds to pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.


Since most purchases by the U.S. Government Securities Fund are principal transactions at net prices, the U.S. Government Securities Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the managers' research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended September 30, the Funds paid the following brokerage commissions:


                                  BROKERAGE COMMISSIONS($)
----------------------------------------------------------------
                                   2004       2003      2002
----------------------------------------------------------------
Growth Fund                         80,255    611,279   444,658
Income Fund                      6,959,047  6,650,153 4,345,956
Utilities Fund                     900,401  1,231,724 1,312,977
U.S. Government Securities Fund        0          0         0

For the fiscal year ended September 30, 2004, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------
Growth Fund                             X                X
Income Fund
Utilities Fund
U.S. Government Securities
Fund

As of September 30, 2004, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital dividends that will not be subject to non-resident alien withholding for most non-U.S. investors. See the materials at the end of this section on DISTRIBUTIONS AND TAXES for more information on qualified, interest-related and short-term capital gain dividends.

DISTRIBUTIONS OF CAPITAL GAINS A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities. These descriptions apply to the GROWTH, INCOME AND UTILITIES Funds.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, interest-related dividends, short-term capital gain dividends or capital gain distributions (distributions of net long-term capital gains), a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. The American Jobs Creation Act of 2004 (2004 Tax Act) generally exempts from U.S. withholding tax dividends of U.S. source interest income and net short-term capital gains to the same extent that such income and gains would be exempt if earned directly by the non-U.S. investor. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. tax when paid to a non-U.S. investor unless such income is either effectively connected with a U.S. trade or business or the investor fails to certify that they are not a U.S. person. The aggregate amount the Fund may designate as an interest-related dividend is limited to the Fund's qualified net interest income, which equals the Fund's qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: 1) bank deposit interest, 2) short-term original issue discount (OID), 3) interest (including OID, market or acquisition discount) on an obligation in registered form (unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or partner), and 4) any interest-related dividend passed through from another regulated investment company.

The 2004 Tax Act further exempts from U.S. withholding tax ordinary dividends paid by a Fund from net short-term capital gains (short-term capital gain dividends). Capital gain distributions paid by the Fund from net long-term capital gains are also generally exempt from U.S. withholding tax. These short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless:
o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or
o you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for BACKUP WITHHOLDING.

These interest-related and short-term capital gain dividend withholding tax exemptions are effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on October 1, 2005 and ending on September 30, 2008.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by an estate of a non-resident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating qualified interest income or constitute other property not within the United States. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

SUNSETTING OF PROVISIONS. The provisions dealing with interest-related dividends and short-term capital gain dividends that were adopted in the 2004 Tax Act are scheduled to sunset at the end of taxable years beginning in 2007, unless extended or made permanent before the sunset provisions become effective. If these rules do sunset, non-U.S. investors will again be subject to non-resident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

The provisions dealing with a partial exemption from U.S. estate tax that were contained in the 2004 Tax Act are scheduled to sunset on December 31, 2007, unless extended or made permanent before this date.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as an non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:
o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
      -  corporations incorporated in a possession of the U.S.,
      - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
      - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income, and the reduced rate of taxation of long-term capital gains that were adopted as part of the 2003 Tax Act are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INTEREST-RELATED AND SHORT-TERM CAPITAL GAIN DIVIDENDS The 2004 Tax Act contains provisions that allows regulated investment companies to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. investors. See the discussion above under NON-U.S. INVESTORS for more information on these dividends.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o GROWTH, INCOME AND UTILITIES FUNDS: It is anticipated that a portion or all of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

o U.S. GOVERNMENT SECURITIES FUND: Because the income of this Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

o  GROWTH, INCOME AND UTILITIES FUNDS:


DERIVATIVES. Each Fund is permitted to invest in certain option contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.


o  ALL FUNDS.
SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. Custodian Funds was organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and is registered with the SEC.

The Growth, Utilities, and U.S. Government Securities Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Income Fund currently offers six classes of shares, Class A, Class B, Class B1, Class C, Class R and Advisor Class. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Growth Fund - Class A
o Growth Fund - Class B
o Growth Fund - Class C
o Growth Fund - Class R
o Growth Fund - Advisor Class
o Income Fund - Class A
o Income Fund - Class B
o Income Fund - Class B1
o Income Fund - Class C
o Income Fund - Class R
o Income Fund - Advisor Class
o Utilities Fund - Class A
o Utilities Fund - Class B
o Utilities Fund - Class C
o Utilities Fund - Class R
o Utilities Fund - Advisor Class
o U.S. Government Securities Fund - Class A
o U.S. Government Securities Fund - Class B
o U.S. Government Securities Fund - Class C
o U.S. Government Securities Fund - Class R
o U.S. Government Securities Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Custodian Funds for matters that affect the Custodian Funds as a whole. Additional series may be offered in the future.

Custodian Funds has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of the Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of November 8, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS   PERCENTAGE (%)
-------------------------------------------------------------------
GROWTH FUND
FTB&T Trustee for Defined             Class R          5.23
Contribution Services
Infra-Metals Co. 401K Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trustee for Defined             Class R          5.35
Contribution Services
Chartered Semiconductor MFG, Inc.
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trustee for Defined             Class R          5.79
Contribution Services
Compair USA, Inc. 401K Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Trust Services FBO              Advisor          6.76
Rupert H. Johnson Jr.                  Class
P.O. Box 5086 San Mateo, CA 94402-0086

FTB&T Trustee for Defined             Advisor          10.48
Contribution Services                  Class
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Corefolio          Advisor          60.75
Allocation Fund                        Class
Franklin Templeton Fund Allocator
Series
500 East Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

INCOME FUND
FTB&T Trustee for Defined             Class R          6.57
Contribution Services
Western Forge & Flange Co. 401K
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

Franklin Templeton Founding Funds     Advisor          82.26
Allocation Fund                        Class
Franklin Templeton Fund Allocator
Series
500 East Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

UTILITIES FUND
FTB&T Trustee for Defined             Class R          5.94
Contribution Services
American Pacific Corporation 401K
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

FTB&T Custodian for Beneficiary       Class R          6.41
IRA of
Deane J. Overmyer
Beneficiary Cathy L. Overmyer
194 Molitas Road
Danville, CA 94526-2822

Litco International, Inc.             Class R          8.24
401k Profit Sharing Plan
1 Litco Drive
Vienna, OH 44473-9600

ING Insurance & Annuity Co.           Class R          14.56
Separate Account F
151 Farmington Avenue
Hartford, CT 06156-0001

FTB&T Trustee for Defined             Advisor          8.14
Contribution Services                  Class
Franklin Resources Profit Sharing
Plan
P.O. Box 2438 Rancho Cordova, CA 95741-2438

U.S. GOVERNMENT FUND
Moderate Target Fund                  Advisor          5.93
Franklin Templeton Fund Allocator      Class
960 Park Place, 4th Floor
San Mateo, CA 94403-1907

UFJ Trust Bank Limited                Advisor          59.17
Securities Administration              Class
7-2 Nihonbashi-Koamicho Chou-Ku
Tokyo, Japan 103-8533


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Funds, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of November 8, 2004, the officers and board members, as a group, owned of record and beneficially 7% of the outstanding shares of the Growth Fund - Advisor Class and less than 1% of the other Funds classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Funds. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.


The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Funds' Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended September 30, 2004, were:

                                      1 YEAR(%) 5 YEARS(%)   10 YEARS(%)
---------------------------------------------------------------------------
Growth Fund                             14.19      0.37          9.66
Income Fund                             15.74      10.55         9.99
Utilities Fund                          20.48      8.07          9.55
U.S. Government Securities Fund         3.42       6.39          7.05



The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended September 30, 2004, were:

                                     1 YEAR (%) 5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------------------
Growth Fund                            14.14       -0.19         8.98
Income Fund                            13.05       7.27          6.55
Utilities Fund                         18.93       5.93          7.04
U.S. Government Securities Fund         1.48       4.00          4.39


The following SEC formula was used to calculate these figures:
       n
P(1+T)  = ATV
             D
where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return (after taxes on distributions)
n    =  number of years
ATV  =  ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended September 30, 2004, were:

                              1 YEAR (%) 5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Growth Fund                      9.29        0.07          8.22
Income Fund                     10.34        7.01          6.42
Utilities Fund                  13.47        5.71          6.81
U.S. Government Securities       2.19        3.98          4.36
Fund


The following SEC formula was used to calculate these figures:
       n
P(1+T)  = ATV
             DR
where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV   =    ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 2004, were:

                                      1 YEAR(%) 5 YEARS(%)   10 YEARS(%)
---------------------------------------------------------------------------
Growth Fund                             14.19      1.88         151.37
Income Fund                             15.74      65.11        159.15
Utilities Fund                         20.48       47.40        148.95
U.S. Government Securities Fund         3.42       36.31        97.66

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended September 30, 2004, were:

                                         YIELD(%)
-----------------------------------------------------
Income Fund                                5.05
Utilities Fund                             4.00
U.S. Government Securities Fund            4.41


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended September 30, 2004, were:

                                       DISTRIBUTION
                                         RATE(%)
-----------------------------------------------------
Income Fund                                6.62
Utilities Fund                             4.10
U.S. Government Securities Fund            4.47

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit Suisse
   First Boston (CSFB) LLC, JP Morgan, Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Fund may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

Income Fund and U.S. Government Securities Fund may be compared to:

o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Fund, with over $9.1 billion in assets and more than 300,000 shareholder accounts as of September 30, 2003, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.

U.S. Government Securities Fund offers investors the opportunity to invest in Ginnie Maes, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

3. Utilities Fund has paid uninterrupted dividends for the past 55 years. Over the life of Utilities Fund, dividends have increased in 29 of the last 55 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Fund, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the fund has been continuously managed by the same portfolio manager since 1988.

4. Income Fund has paid uninterrupted dividends for the past 55 years.

5. Growth Fund offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Fund made the 1989, 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------


The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $3XX billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


























                         FRANKLIN CUSTODIAN FUNDS, INC.
                                FILE NOS. 2-11346
                                   & 811-00537

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION
                                -----------------

    ITEM 22.    EXHIBITS

         The following exhibits are incorporated by reference to the previously document indicated below, except as noted:

    (a)    Articles of Incorporation

            (i) Agreement and Articles of Merger dated November 7, 1979
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Articles of Amendment dated October 14, 1985
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iii) Certificate of Amendment to Articles of
                Incorporation dated March 21, 1995
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (iv) Certificate of Correction to the Articles Supplementary to the Charter dated August 22, 1996
                Filing: Post-Effective Amendment No. 77 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

            (v) Articles Supplementary to the Charter
                dated January 22, 1997
                Filing: Post-Effective Amendment No. 77 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

           (vi) Articles Supplementary to Articles of Incorporation dated December 15, 1998
                Filing: Post-Effective Amendment No. 81 to
                Registration Statement on N-1A
                File No. 2-11346
                Filing Date: January 31, 2000

      (b)  By-Laws

            (i) By-Laws
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Amendment dated October 10, 2002 to the Bylaws

          (iii) Amendment dated May 12, 2004 to the Bylaws

      (c)  Instruments Defining rights of Securities Holders

                Not Applicable

      (d)  Investment Advisory Contracts

            (i) Management Agreement between the Registrant
                on behalf of the DynaTech Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27,  1995

           (ii) Management Agreement between the Registrant on behalf of the Income Fund and Franklin Advisers, Inc. dated May 1, 1994 Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iii) Management Agreement between the Registrant on behalf of the U.S. Government Securities Fund and Franklin Advisers, Inc. dated May 1, 1994 Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (iv) Management Agreement between the Registrant on behalf of the Utilities Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

            (v) Management Agreement between Registrant on behalf of the
                Growth Fund and Franklin Investment Advisory Services, Inc. dated July 1, 1997 Filing: Post-Effective Amendment
                No. 77 to Registration Statement on
                Form N-1A File No. 2-11346
                Filing Date: January 29, 1998

      (e)  Underwriting contracts

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A File No. 2-11346
                Filing Date: January 31, 2001

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

            (i) Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 74
                to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: August 19, 1996

           (ii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between the Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 77 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

          (iii) Amendment dated February 27, 1998 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 78 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: November 27, 1998

           (iv) Amendment dated September 2003 to Exhibit A of the Master Custody Agreement between Registrant and
                Bank of New York made as of February 16, 1996

            (v) Amended and Restated Foreign Custody Manager Agreement
                between the Registrant and Bank of New
                York made as of May 16, 2001
                Filing: Post-Effective Amendment No. 83 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: October 29, 2001

           (vi) Amendment dated September 1, 2003 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York

          (vii) Amendment dated October 6, 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as May 16, 2001

         (viii) Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 74
                to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: August 19, 1996

      (h)  Other Material Contracts

            (i) Subcontract for Fund Administrative Services
                dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

      (i)  Legal Opinion

            (i) Opinion and Consent of Counsel dated November 6, 1998
                Filing: Post-Effective Amendment No. 80 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: December 30, 1998

      (j)  Other Opinions

            (i) Consent of Independent Registered Public
                Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

            (i) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Subscription Agreement for DynaTech Fund - Class C dated September 13, 1996
                Filing: Post-Effective Amendment No. 75 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: December 31, 1996

      (m)  Rule 12b-1 Plan

            (i) Distribution Plan pursuant to Rule 12b-1 between the
                Registrant on behalf of the DynaTech Fund and Franklin/Templeton Distributors, Inc.
                dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346 Filing Date:
                April 27, 1995

           (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994 Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Income Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994 Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994 Filing:
                Post-Effective Amendment No. 71 to
                Registration Statement on  Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to
                Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Fund, Income Fund and U.S. Government Securities Fund - Class C and Franklin/Templeton Distributors, Inc.
                dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

         (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Fund and DynaTech Fund - Class C and
                Franklin/Templeton Distributors, Inc.
                dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

        (viii) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Growth Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

          (ix) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Income Fund - Class B1, Utilities Fund, and U.S. Government Securities Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 81 to
                Registration Statement on N-1A
                File No. 2-11346
                Filing Date: January 31, 2000

           (x) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of DynaTech Fund - Class B and Franklin/Templeton Distributors, Inc. dated February 1, 2000
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

          (xi) Distribution Plan pursuant to Rule 12b-1 on behalf of Income Fund Class B between the Registrant and
                Franklin/Templeton Distributors, Inc.
                dated November 1, 2001
                Filing: Post-Effective  Amendment No. 84 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

         (xii) Distribution Plan Class R pursuant to Rule 12b-1 on Growth Fund, Income Fund, U.S. Government Securities Fund and Utilities Fund between the Registrant and Franklin/Templeton Distributors, Inc.
                dated January 1, 2002
                Filing: Post-Effective Amendment No. 84 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan for Growth Fund dated
                October 9, 2001
                Filing: Post-Effective Amendment No. 84 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

          (ii)  Multiple Class Plan for Utilities Fund
                dated October 9, 2001
                Filing: Post-Effective Amendment No. 84 to
                Registration  Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

         (iii) Multiple Class Plan on behalf of Income Fund dated October 9, 2001 Filing: Post-Effective Amendment No. 84 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

          (iv) Multiple Class Plan for U.S. Government Securities Fund dated October 9, 2001 Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

           (v)  Multiple Class Plan for DynaTech Fund dated February 1, 2000
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31,  2001

          (vi)  Multiple Class Plan on behalf of
                Franklin Growth Fund dated November 18, 2003

          (ix)  Multiple Class Plan on behalf of
                Franklin Utilities Fund dated November 18, 2003

           (x)  Multiple Class Plan on behalf of
                Franklin Dynatech Fund dated November 18, 2003

          (xi)  Multiple Class Plan on behalf of
                Franklin Income Fund dated November 18, 2003

         (xii) Multiple Class Plan on behalf of Franklin U.S. Government Securities Fund Dated November 18, 2003

      (p)  Code of Ethics

           (i)  Code of Ethics dated October 2004

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's managers also serve as officers and/or directors or trustees for (1) the advisors' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Forms ADV of the Funds' investment advisors Franklin Advisers, Inc. (SEC File 801-26292) and, Franklin Investment Advisory Services, Inc. (SEC File 801-52152) incorporated herein by reference, which sets forth the officers and directors of the investment advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc. Franklin California Tax-Free Trust Franklin Capital Growth Fund Franklin Federal Money Fund Franklin Federal Tax-Free Income Fund Franklin Floating Rate Trust Franklin Global Trust Franklin Gold and Precious Metals Fund Franklin High Income Trust Franklin Investors Securities Trust Franklin Managed Trust Franklin Money Fund Franklin Municipal Securities Trust Franklin Mutual Recovery Fund Franklin Mutual Series Fund Inc. Franklin New York Tax-Free Income Fund Franklin New York Tax-Free Trust Franklin Real Estate Securities Trust Franklin Strategic Mortgage Portfolio Franklin Strategic Series Franklin Tax-Exempt Money Fund Franklin Tax-Free Trust Franklin Templeton Fund Allocator Series Franklin Templeton Global Trust Franklin Templeton International Trust Franklin Templeton Money Fund Trust Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 will be kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, Ca 94403-1906.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

    Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of November, 2004.


                                     FRANKLIN CUSTODIAN FUNDS, INC.
                                    (Registrant)

                                     By: /S/ DAVID P. GOSS
                                         -------------------
                                         David P. Goss
                                         Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

CHARLES B. JOHNSON*                 Director and Chief Executive
-------------------                 Officer-Investment Management
Charles B. Johnson                  Dated: November 29, 2004


JIMMY D. GAMBILL*                   Chief Executive Officer-
-----------------                   Finance and Administration
Jimmy D. Gambill                    Dated: November 29, 2004


GALEN VETTER*                       Chief Financial Officer
-------------                       Dated: November 29, 2004
Galen Vetter

HARRIS J. ASHTON*                   Director
-----------------                   Dated: November 29, 2004
Harris J. Ashton

S. JOSEPH FORTUNATO*                Director
--------------------                Dated: November 29, 2004
S. Joseph Fortunato


EDITH E. HOLIDAY*                   Director
-----------------                   Dated: November 29, 2004
Edith E. Holiday

RUPERT H. JOHNSON, JR.*             Director
-----------------------             Dated: November 29, 2004
Rupert H. Johnson, Jr.

GORDON S. MACKLIN*                  Director
------------------                  Dated: November 29, 2004
Gordon S. Macklin




*By   /s/ DAVID P. GOSS
      ---------------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)



-------------------------------------------------------------------------------
                         FRANKLIN CUSTODIAN FUNDS, INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX
-------------------------------------------------------------------------------
EXHIBIT NO.             DESCRIPTION                        LOCATION
-------------------------------------------------------------------------------
EX-99.(a)(i)            Agreement and Articles of Merger        *
                        dated November 7, 1979
-------------------------------------------------------------------------------
EX-99.(a)(ii)           Articles of Amendment dated             *
                        October 14, 1985
-------------------------------------------------------------------------------
EX-99.(a)(iii)          Certificate of Amendment to             *
                        Articles of Incorporation dated
                        March 21, 1995
-------------------------------------------------------------------------------
EX-99.(a)(iv)           Certificate of Correction to the        *
                        Articles Supplementary to the Charter
                        dated August 22, 1996
-------------------------------------------------------------------------------
EX-99.(a)(v)            Articles Supplementary to the           *
                        Charter dated January 22, 1997
-------------------------------------------------------------------------------
EX-99.(a)(vi)           Articles Supplementary to               *
                        Articles of Incorporation dated
                        December 15, 1998
-------------------------------------------------------------------------------
EX-99.(b)(i)            By-Laws                                 *
-------------------------------------------------------------------------------
EX-99.(b)(ii)           Amendment dated October 10, 2002        Attached
                        to the Bylaws
-------------------------------------------------------------------------------
EX-99.(b)(iii)          Amendment dated May 12, 2004 to         Attached
                        the Bylaws
-------------------------------------------------------------------------------
EX-99.(d)(i)            Management Agreement between the        *
                        Registrant on behalf of the
                        Dynatech Fund and Franklin
                        Advisers, Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(d)(ii)           Management Agreement between the        *
                        Registrant on behalf of the
                        Income Fund and Franklin
                        Advisers, Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(d)(iii)          Management Agreement between the        *
                        Registrant on behalf of the
                        U.S. Government Securities
                        Fund and Franklin Advisers, Inc.
                        dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(d)(iv)           Management Agreement between the        *
                        Registrant on behalf of the Utilities
                        Fund and Franklin Advisers, Inc.
                        dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(d)(v)            Management Agreement between the        *
                        Registrant on behalf of the Growth Fund
                        and Franklin Advisers, Inc.
                        dated July 1, 1997
-------------------------------------------------------------------------------
EX-99.(e)(i)            Amended and Restated                    *
                        Distribution Agreement between
                        the Registrant and
                        Franklin/Templeton Distributors,
                        Inc., dated October 31, 2000
-------------------------------------------------------------------------------
EX-99.(e)(ii)           Forms of Dealer Agreements              Attached
                        between Franklin/Templeton
                        Distributors, Inc.
                        and Securities Dealers
                        dated November 1, 2003
-------------------------------------------------------------------------------
EX-99.(g)(i)            Master Custody Agreement between        *
                        Registrant and Bank of New York
                        dated February 16, 1996
-------------------------------------------------------------------------------
EX-99.(g)(ii)           Amendment dated May 7, 1997 to          *
                        the Master Custody Agreement
                        dated February 16, 1996 between
                        the Registrant and Bank of New York
-------------------------------------------------------------------------------
EX-99.(g)(iii)          Amendment dated February 27,            *
                        1998 to the Master Custody
                        Agreement dated February 16,
                        1996 between the Registrant and
                        Bank of New York
-------------------------------------------------------------------------------
EX-99.(g)(iv)           Amendment dated September 2,            *
                        2003 to Exhibit A of the Master
                        Custody Agreement between
                        Registrant and Bank of New York
                        made as of February 16, 1996
-------------------------------------------------------------------------------
EX-99.(g)(v)            Amended and Restated Foreign            *
                        Custody Manager Agreement between
                        the Registrant and
                        Bank of New York made as of
                        May 16, 2001
-------------------------------------------------------------------------------
EX-99.(g)(vi)           Amendment dated September 2,            *
                        2003, to Schedule 1 of the
                        Amended and Restated Foreign
                        Custody Manager Agreement
                        between the Registrant and Bank
                        of New York as of May 16, 2003
-------------------------------------------------------------------------------
EX-99.(g)(vii)          Amendment dated October 6, 2003,        *
                        to Schedule 2 of the Amended and
                        Restated Foreign Custody Manager
                        Agreement between the Registrant
                        and Bank of New York as of May
                        16, 2001
-------------------------------------------------------------------------------
EX-99.(g)(viii)         Terminal Link Agreement between         *
                        Registrant and Bank of New York
                        dated February 16, 1996
-------------------------------------------------------------------------------
EX-99.(h)(i)            Subcontract for Fund                    *
                        Administrative Services dated
                        January 1, 2001 between Franklin
                        Advisers, Inc. and Franklin
                        Templeton Services, LLC
-------------------------------------------------------------------------------
EX-99.(i)(i)            Opinion and Consent of Counsel          *
                        dated November 6, 1998
-------------------------------------------------------------------------------
EX-99.(j)(i)            Consent of Independent                  Attached
                        Registered Public Accounting Firm
-------------------------------------------------------------------------------
EX-99.(l)(i)            Letter of Understanding dated           *
                        April 12, 1995
-------------------------------------------------------------------------------
EX-99.(l)(ii)           Subscription Agreement for              *
                        DynaTech Fund - Class C dated
                        September 13, 1996
-------------------------------------------------------------------------------
EX-99.(m)(i)            Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        DynaTech Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(m)(ii)           Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Growth Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(m)(iii)          Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Income Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(m)(iv)           Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the U.S.
                        Government Securities  Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(m)(v)            Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Utilities Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994
-------------------------------------------------------------------------------
EX-99.(m)(vi)           Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Utilities Fund, Income Fund and
                        U.S. Government Securities Fund
                        - Class C and Franklin/Templeton
                        Distributors, Inc. dated
                        October 21, 2000
-------------------------------------------------------------------------------
EX-99.(m)(vii)          Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Growth Fund and DynaTech Fund -
                        Class C and Franklin/Templeton
                        Distributors, Inc. dated October
                        21, 2000
-------------------------------------------------------------------------------
EX-99.(m)(viii)         Distribution Plan pursuant to           *
                        Rule 12b-1 between the Registrant
                        on behalf of the  Growth Fund - Class B
                        and Franklin/Templeton  Distributors, Inc.
                        dated October 16, 1998
-------------------------------------------------------------------------------
EX-99.(m)(ix)           Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of Income
                        Fund - Class B1, Utilities Fund,
                        and U.S. Government Securities
                        Fund - Class B and
                        Franklin/Templeton Distributors,
                        Inc. dated October 16, 1998
-------------------------------------------------------------------------------
EX-99.(m)(x)            Distribution Plan pursuant to           *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        DynaTech Fund - Class B and
                        Franklin/Templeton Distributors,
                        Inc. dated February 1, 2000
-------------------------------------------------------------------------------
EX-99.(m)(xi)           Distribution Plan pursuant to           *
                        Rule 12b-1 on behalf of Income
                        Fund Class B between the
                        Registrant and
                        Franklin/Templeton Distributors,
                        Inc. dated November 1, 2001
-------------------------------------------------------------------------------
EX-99.(m)(xii)          Distribution Plan Class R               *
                        pursuant to Rule 12b-1 on Growth
                        Fund, Income Fund, U.S.
                        Government Securities Fund
                        between the Registrant and
                        Franklin/Templeton Distributors,
                        Inc. dated January 1, 2002
-------------------------------------------------------------------------------
EX-99.(n)(i)            Multiple Class Plan for Growth          *
                        Fund dated October 9, 2001
-------------------------------------------------------------------------------
EX-99.(n)(ii)           Multiple Class Plan for                 *
                        Utilities Fund dated October 9, 2001
-------------------------------------------------------------------------------
EX-99.(n)(iii)          Multiple Class Plan for Income          *
                        Fund dated October 9, 2001
-------------------------------------------------------------------------------
EX-99.(n)(iv)           Multiple Class Plan for U.S.            *
                        Government Securities Fund dated
                        October 9, 2001
-------------------------------------------------------------------------------
EX-99.(n)(v)            Multiple Class Plan for DynaTech        *
                        Fund dated February 1, 2000
-------------------------------------------------------------------------------
EX-99.(n)(vi)           Multiple Class Plan for Growth          Attached
                        Fund dated November 18, 2003
-------------------------------------------------------------------------------
EX-99.(n)(ix)           Multiple Class Plan for                 Attached
                        Utilities Fund dated November 18, 2003
-------------------------------------------------------------------------------
EX-99.(n)(x)            Multiple Class Plan for Dynatech        Attached
                        Fund dated November 18, 2003
-------------------------------------------------------------------------------
EX-99.(n)(xi)           Multiple Class Plan for Income          Attached
                        Fund dated November 18, 2003
-------------------------------------------------------------------------------
EX-99.(n)(xii)          Multiple Class Plan for U.S.            Attached
                        Government Securities Fund dated
                        November 18, 2003
-------------------------------------------------------------------------------
EX-99.(p)(i)            Code of Ethics dated October 2004       Attached
-------------------------------------------------------------------------------
EX-99.(q)(i)            Power of Attorney dated                 Attached
                        May 12, 2004
-------------------------------------------------------------------------------

*Incorporated By Reference